ICON FUNDS

                               SEMI-ANNUAL REPORT
                               Striking Our Target
                                      1998

Dear ICON Funds Shareholders and Advisors: In late February of this year, five ICON Sector Funds-Technology, Healthcare, South Europe, North Europe and Asia-marked their first anniversary. Now that the Funds are several months into their second year of operation, we can say with certainty they are doing what we envisioned when creating them in late 1996. This Semi-Annual Report provides us an opportunity to reflect on these Funds' first-year progress and to profile achievements to date of other ICON Funds.

It is a story we are pleased to share with you.

You will identify several distinctions as you review this document. First, the ICON Sector Funds are designed to serve investors who utilize the services of an investment advisor. Accordingly, they have shown expense ratios suitable for institutional requirements and in line with our original projections.

Second, portfolio turnover inside the funds is very low by sector mutual fund standards, a fact that is extremely helpful to us in keeping trading costs down. We are, as well, managing with a strong sensitivity to the new long-term capital gains tax category.

Third, the funds have maintained their purity; that is, the securities inside each sector fund really are classified in their respective sectors. Expense ratios, turnover and purity are all critical issues for advisors and investors. We are justifiably proud to be striking our targets and providing sector mutual funds with these favorable characteristics.

To work most effectively with investment advisors, we have become members of the Society of Asset Allocators and Fund Timers, Inc. (SAAFTI) and the National Association of Personal Financial Advisors (NAPFA). These two professional organizations serve fee-based investment advisors who use mutual funds to implement portfolio strategies. ICON representatives who take part in these organizations' meetings gain valuable feedback to help us to make sure our Funds are meeting the needs of the investment advisor community.

Another important alliance is our association with the nation's leading custodial platforms. ICON funds are now available to advisors through platforms such as Charles Schwab, DataLynx, Jack White, Trust Company of America and Fidelity Investment Advisor Group. These arrangements yield a two-fold advantage: they facilitate advisors in their work, and represent an efficiency to ICON as our transfer agent can simply deal with a few omnibus accounts.

Ultimately, our goal for ICON Sector Funds is performance for the individual investor. We feel that we have done well in that regard. Although past performance cannot predict future results, the last six-month period has been a time to prove that our Funds have demonstrated planned characteristics and to position ourselves administratively to meet the needs of advisors and their investors.

We are pleased with our progress, and we are gratified to be working on your behalf.

                                Very truly yours,







                            Craig T. Callahan, D.B.A.
                Trustee, Chief Investment Officer of the Advisor

     Looking ahead it is our intention for the ICON menu to grow so as to provide a broader opportunity for investors who rely on personal advisors.

                                   ICON FUNDS



                        Management Discussion & Analysis



Basic Materials



Performance*
ICON Basic Materials Fund (the "Fund") opened on May 5, 1997. The Fund's return since inception through 3/31/98 was (13.7%). The Standard & Poor's Basic Materials Index return was 15.8% for the same period. The Fund's return from 9/30/97 through 3/31/98 was (20.8%). The Standard & Poor's Basic Materials Index return from 9/30/97 through 3/31/98 was 1.7%. While disappointed with the Fund's results during its first months, the Advisor believes it is positioned well for the year ahead. The Fund has the ability to invest in the following industries:
Construction, Containers, Gold/Precious Metals, Mining Metal Fabricators, Metals Mining, Aluminum, Paper and Forest Products, Chemicals, and Steel. These industries are remarkably diverse and, accordingly, are impacted by a range of factors. However, many of these industries are affected by the price of the base commodity that is its manufacturing and/or marketing emphasis. Given this fact, the ICON Basic Materials Fund is best suited for those investors who are willing to assume a higher amount of investment risk. The Advisor believes that, all else being equal, the ICON Basic Materials Fund has more downside risk, but also more upside potential, than that of the broad market. This view has proven true during the recent past as the Fund gained 13.5% during the first quarter of 1998. During the same period, the S&P Basic Materials Index gained only 10.7%. The Advisor's strategy continues to focus on undervalued industries that are growing at sustainable levels. It does not attempt to forecast the level of the dollar or changes in commodity prices. Rather the emphasis is on valuation and the fundamentals of each industry. Analysis indicates this sector remains undervalued with significant upside potential.

Industry Highlights
The ICON Basic Materials Fund has invested in four industries: Gold/Precious Metals Mining industry, Metals/Mining, Steel, and Aluminum. All four industries have contributed to the appreciation of the Fund during the past quarter. The Fund's largest holding is the Gold/Precious Metals Mining industry, which comprises more than 50% of Fund resources. A number of negative factors continued to depress gold stock prices in 1997 and early 1998. Several central banks sold a large percentage of their gold reserves, citing their belief that the reserves no longer store purchasing power. This action resulted in the price of gold plummeting to 10-year lows. While the Fund's position in this industry initially was a slowing force, that trend reversed in the last quarter. Gold prices have stabilized, contributing to a more stable business environment for gold-mining companies. This environment should have a positive impact on the performance of stocks in the industry at large. The Advisor also believes that the market has overreacted to the pessimism surrounding Gold. The many stocks in this group are trading at the same range that they were in 1985, while others have not appreciated since 1993. From a valuation perspective, this is clearly an opportunity. With the stock market at all-time highs and trading at an average price-to-earnings multiple of 26, this industry should be a defensive investment in the upcoming year. Stocks in the Metals and Mining industry have characteristics similar to those of the Gold/ Precious Metals Mining industry, but their emphasis is the mining and milling of commodities such as copper, gold, silver, lead and zinc. While stock prices have been depressed during the past year, the industry's fundamentals have begun to improve. In response, the Fund's Advisor has increased the weighting in the group over the last few months. In addition, stocks within the Metals Fabrication industry were liquidated as the average stock appreciated more than 9% during the last quarter and more that 50% since their purchase early last year. These overvalued stocks included four holdings involved in the manufacture and distribution of finished metal products: Wolverine Tube, Inc., Kennametal, Inc., Brush Wellman, Inc. and Mueller Industries. The Fund also has exposure to the Steel and Aluminum industries. These positions have been beneficial to performance since the Fund's inception. Both industries continue to remain undervalued and demonstrate good fundamentals. The market has begun to recognize this value and some acquisitions have taken place. Alumax, an aluminum manufacturer, was acquired recently by Alcoa at almost a 40% premium to its stock price prior to the acquisition. The market viewed this transaction favorably, and Alcoa has remained a good investment. In addition, these industries tend to be uncorrelated to the Gold/Precious Metals Mining industry. This should reduce the Fund's overall volatility while also limiting its upside.

The Current Outlook
The improvement of fundamentals of industries within the Basic Materials sector is a positive sign. Moreover, the U.S. economy continues to expand, accelerating the demand for Basic Materials. This should enhance the sector in upcoming months. While the Basic Materials sector is more volatile than the broad market, investors have continued to view this sector with pessimism. This ICON Fund's valuations continue to be attractive, however; and the Advisor believes stocks in this sector are trading near their lows. The Fund should prove a good investment for those seeking to diversify domestic or international portfolios.


Portfolio Profile                                March 31, 1998        September 30, 1997
Equities                                         88.0%                 90.9%
Top 10 Equities (% of Net Assets)                61.8%                 65.7%
Number of Stocks                                    26                    26
Cash & Cash Equivalents                           6.6%                  9.2%

---------------------------------------------------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30, 1997
Barrick Gold Corporation                         13.5%                 12.0%
Battle Mountain Co.                              12.2%                  9.6%
Newmont Mining Corp.                              9.3%                  7.0%
Hecla Mining Corp.                                5.0%                  4.0%
Stillwater Mining Co.                             4.6%                  3.9%
Homestake Mining                                  4.2%                  8.4%
Newmont Gold Company                              3.9%                  4.7%
Placer Dome Inc.                                  3.7%                  8.2%
Alumax Inc.                                       3.1%                     -
Alcan Aluminum LTD.                               2.3%                     -

---------------------------------------------------------------------------------------------------------------------------
Top Industries                                   March 31, 1998        September 30, 1997
Gold/Precious Metals Mining                      71.8%                 73.9%
Steel                                            11.3%                  8.7%
Metal Fabricators                                 4.9%                  8.3%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P Basic Materials Index is a capitalization-weighted index that measures the performance of the basic materials sector of the S&P SuperComposite Index. It is comprised of 140 stocks. The Basic Materials Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares or Principal Amount     Market Value
Common Stock 88.0%
Gold/Precious Metals Mining 71.8%
 21,000   Alcan Aluminum LTD    $   656,250
 19,000   Alumax, Inc.a             858,563
  9,200   Aluminum Co. Of America   633,075
 14,500   Asarco Inc.               386,969
175,150   Barrick Gold Corp.      3,787,619
538,400   Battle Mountain Co.     3,432,300
 31,500   Cyprus Amax Mineral
          Company                   523,688
 22,600   Freeport-McMoran Copper
          Class B                   450,588
210,300   Hecla Mining Corp.a     1,393,238
107,300   Homestake Mining        1,166,887
 29,500   INCO LTD                  551,281
 35,000   Newmont Gold Co.        1,095,937
 85,500   Newmont Mining Corp.    2,613,094
5,000     Phelps Dodge              322,813
 78,500   Placer Dome Inc.        1,035,219
 51,400   Stillwater Mining Co.a  1,301,062
-------------------------------------------------------------------------------
Total Gold/Precious Metals Mining20,208,583
Steel 11.3%
 11,000   Carpenter Technology      594,000
 10,300   Nucor Corp.               560,706
 16,800   Quantex Corp.             505,050
 32,900   Steel Technologies        393,772
 10,200   Texas Industries Inc.     589,687
 28,800   Worthington Industries, Inc.522,000
------------------------------------------------------------------------------

Shares or Principal Amount     Market Value
Common Stocks - continued
Metal Fabricators 4.9%
9,500     Castle (AM) Co.       $   219,687
7,000     Commercial Metals Company         245,000
4,600     Mueller Industriesa       291,237
 10,000   Reynolds Metals           614,375
------------------------------------------------------------------------------
Total Metal Fabricators           1,370,299
Total Common Stocks
          (Cost $24,844,258)     24,744,097
------------------------------------------------------------------------------
------------------------------------------------------------------------------
$310,858  Johnson Controls
          5.29%      9/28/98        310,858
-------------------------------------------------------------------------------
$1,000,000                      Pitney Bowes
          5.29%      8/03/98      1,000,000
-------------------------------------------------------------------------------
$542,066                         Warner Lambert
          5.27%      10/26/98       542,066
-------------------------------------------------------------------------------
          (Cost $1,852,924)       1,852,924
-------------------------------------------------------------------------------
Total Investments (Cost $26,697,182)
          94.6%                  26,597,021
-------------------------------------------------------------------------------
Other Assets less Liabilities 5.4%1,510,815
-------------------------------------------------------------------------------
Net Assets 100.0%              $ 28,107,836
The accompanying notes are an integral part of the financial statements.
a non-income producing security

Consumer Cyclicals


Performance*
ICON Consumer Cyclicals Fund (the "Fund") opened on July 9, 1997. The Fund's return since inception through 3/31/98 was 11.4%. The Standard & Poor's 1500 Index return was 23.2% for the same period. The Fund's return from 9/30/97 through 3/31/98 was 1.6%. The Standard & Poor's 1500 Index return from 9/30/97 through 3/31/98 was 16.3%. The strong first-quarter performance was driven by price appreciation in the Retail Specialty industry (specifically among companies selling office products) and in the Engineering and Construction group. Both industries benefited from improved investor sentiment regarding their prospects. Office products companies generally are exceeding earnings estimates due to a continuing brisk economy. In the Engineering and Construction industry, investors have realized that concerns over an Asian economic crisis had driven prices far too low.

Industry Highlights
The Retail Specialty industry comprises the largest industry holding in the Fund. One of the sub-groups within this industry is office products, which includes companies such as Staples, Office Depot, OfficeMax and Viking Office Products. These firms are benefiting from a strong economy and the healthy business spending that results. Also, with their failed merger now behind them, Staples and Office Depot have refocused their attention on business operations. The Engineering and Construction industry is another major holding in the Fund. This industry is composed of companies like Fluor Corp. and Foster Wheeler Corp., designers and builders of large construction projects. The entire industry suffered substantial price declines in their stocks, due in part to concerns over an Asian economic crisis. Analysts also have been worried about more fundamental industry factors, such as the level of competition and the extent of margin contraction. Believing investors were overreacting to Asian worries and fundamental industry concerns to be short-term in nature, the Advisor added to portfolio positions in these companies at the end of 1997. While performance suffered at the end of last year, price appreciation for these companies has handily beaten the market in 1998. Footwear is another large holding in the Fund. Like Engineering and Construction, it is one that seems to have lost favor among investors. The Fund started buying companies such as Nike, Reebok, Nine West and Wolverine World Wide at the end of 1997, as concerns about inventories and the Asian economies were driving prices down. These stocks have not rebounded as the Engineering and Construction companies have, but the Fund Advisor believes patience will pay off. The depressed values offered the Fund an opportunity to buy quality companies with good prospects at very reasonable prices. In Housewares, one of the industry's smaller holdings, Newell, has been a consistent and solid performer. Newell supplies large retailers such as WalMart with a wide variety of products. In what is seen as a slow-growth industry, this firm has been able to deliver 15% earnings gains, year after year. It is one of the few consistent companies that has a reasonable price in today's market.

The Current Outlook
The Advisor maintains a positive outlook for the Fund. Industries held continue to demonstrate good value and solid long-term fundamentals. As such, the portfolio is expected to maintain a low turnover ratio into the future.



Portfolio Profile                                March 31, 1998        September 30, 1997
Equities                                         96.9%                 96.7%
Top 10 Equities (% of Net Assets)                50.3%                 31.2%
Number of Stocks                                    29                    41
Cash & Cash Equivalents                           3.1%                  3.4%

---------------------------------------------------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30, 1997
Nike Class B                                      6.1%                     -
Nine West Group Inc.                              5.9%                     -
Foster Wheeler Corp.                              5.6%                     -
Reebok International LTD.                         5.5%                     -
Wolverine World Wide                              5.1%                     -
Fluor Corp.                                       5.0%                     -
Claire's Stores Inc.                              4.5%                     -
Jacobs Engineering Group Inc.                     4.5%                  2.9%
Newell Co.                                        4.2%                     -
Rubbermaid Inc.                                   3.9%                     -

---------------------------------------------------------------------------------------------------------------------------
Top Industries                                   March 31, 1998        September 30, 1997
Retail (Specialty)                               35.9%                 24.0%
Footwear                                         22.6%                     -
Engineering & Construction                       18.8%                 11.1%
Housewares                                       10.9%                  6.7%
Retail (Home Shopping)                            8.7%                 13.9%


Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P 1500 SuperComposite is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. It is comprised of 1500 stocks. The S&P 1500 Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses.
Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares or Principal Amount     Market Value
Common Stocks 96.9%
Engineering & Construction 18.8%
41,900    Fluor Corp.           $ 2,084,525
75,700    Foster Wheeler Corp.    2,313,581
34,300    Granite Construction      960,400
57,600    Jacobs Engineering
          Group Inc.a             1,864,800
13,000    McDermott
          International Inc.        537,062
-------------------------------------------------------------------------------
Total Engineering & Construction  7,760,368
Retail (Home Shopping) 8.7%
11,200    CDW Computer Centers Inc.a670,600
23,100    Fingerhut Companies Inc.          599,156
38,900    Global Directmail Corp.a          719,650
14,500    Lands End Inc.a           534,687
66,000    Micro Warehouse Inc.a   1,076,625
-------------------------------------------------------------------------------
Total Retail (Home Shopping)      3,600,718
Retail (Specialty) 35.9%
42,000    Autozone Inc.a          1,422,750
81,600    Claire's Stores Inc.    1,871,700
24,300    Discount Auto Parts Inc.a         589,275
77,800    Heilig-Meyers Co.       1,094,062
19,100    O'Reilly Automotive Inc.a         526,444
43,800    Office Depota           1,363,275
73,800    OfficeMax Inc.a         1,319,175
63,700    Pep Boys-Manny Moe
          & Jacka                 1,477,044
81,300    Sports Authority Inc.a            1,331,288
47,500    Staples Inc.a           1,101,406
42,700    Toys R Us Inc.a         1,283,669
60,700    Viking Office Products Inc.a1,411,275
-------------------------------------------------------------------------------
Total Retail (Specialty)         14,791,363

Shares or Principal Amount     Market Value
Common Stocks - continued
Housewares 10.9%
35,600    Newell Companies      $ 1,724,375
56,300    Rubbermaid Inc.         1,604,550
44,300    Tupperware Corp.        1,179,488
-------------------------------------------------------------------------------
Total Housewares                  4,508,413
Footwear 22.6%
57,200    Nike Class B            2,531,100
98,400    Nine West Group, Inc.a            2,423,100
74,800    Reebok International LTD          2,281,400
74,200    Wolverine World Wide    2,096,150
--------------------------------------------------------------------------------
Total Footwear                    9,331,750
Total Common Stocks
          (Cost $37,711,582)     39,992,612
--------------------------------------------------------------------------------
Short-Term Commercial Notes 3.1%
--------------------------------------------------------------------------------
$244,704  Johnson Controls
          5.29%      9/28/98        244,704
--------------------------------------------------------------------------------
$840,980  Sara Lee
          5.29%      10/28/98       840,980
--------------------------------------------------------------------------------
$211,283  Wisconsin Electric
          5.27%      10/19/98       211,283
--------------------------------------------------------------------------------
Total Short-Term Commercial Notes
          (Cost $1,296,967)       1,296,967
--------------------------------------------------------------------------------
          (Cost $39,008,549)     41,289,579
--------------------------------------------------------------------------------
Liabilities less other Assets (0.0%)        (47,004)
-------------------------------------------------------------------------------
Net Assets 100.0%              $ 41,242,575
The accompanying notes are an integral part of the financial statements.
a non-income producing security

Energy


Performance*
ICON Energy Fund (the "Fund") opened on November 5, 1997. The Fund's return since inception through 3/31/98 was (6.7%). The Standard & Poor's Energy Index return was 1.1% for the same period.
The Energy sector has been very volatile since
the Fund's inception in November. Two key factors affecting the sector's performance are energy demand and commodity prices. Most forecasts expect worldwide oil demand to grow at 2-3% annually over the next 5 to 10 years, which would be extremely favorable for the Energy sector in the long run. Unfortunately, the market appears to be focusing on the short-term volatility of crude prices. WTI Crude Oil fell from a high of $25 a barrel in 1997 to a low of $11 a barrel in March of 1998. Within days of WTI Crude Oil's hitting $11 a barrel, OPEC and many non-OPEC producing countries announced production cuts to support the price of oil. Actions to support and stabilize crude oil prices by the world's largest producers are very positive for the Energy sector going forward. The Fund is invested in four oil and gas industries: International Integrated, Domestic Integrated, Drilling & Equipment, and Exploration/Production. Advisor believes value can be added through industry rotation within the Fund. Benjamin Graham, a highly regarded value investor, would buy undervalued stocks at the height of pessimism and then wait for up to two years for them to appreciate to their intrinsic value. This Fund's strategy is the same. Such a value-based strategy requires a highly disciplined, unemotional and patient approach, and an eye to the long term.

Industry Highlights
The International Integrated and Domestic Integrated industries offer the most stable returns in the Energy sector. The typical company in these two industries has exploration (upstream) operations, which benefit from higher oil prices, and refining (downstream) operations, which benefit from lower oil prices. Upstream and downstream business diversification provides more stable returns in volatile crude oil price environments. In addition, many of the companies derive a growing percentage of their revenue and income from lines of business that are less dependent on the price of crude, such as specialty chemical production. The International and Domestic Integrated industries will benefit most from an increasing worldwide demand for energy. The Drilling and Equipment industry has dramatically underperformed the overall market since the Fund's inception in November. The selling pressure and resulting underperformance in this group have been triggered by many different factors. Concerns about Asian energy demand, uncertainties about 1998 exploration budgets being cut due to lower oil prices, uncertainties about OPEC production quotas, weakening natural gas prices, and investors locking in profits after a very strong 1997 have negatively affected the Drilling and Equipment industry. The Drilling and Equipment industry will benefit the most from a stable crude oil price. A stable crude oil price will ensure that the world's major oil producers will continue to expand their exploration budgets and to increase the demand for the services of the Drilling and Equipment industry. The Exploration and Production (upstream) industry is historically one of the most volatile energy industries. The Exploration and Production (E&P) industry has a high degree of institutional ownership, smaller equity capitalizations and very volatile operating margins. The E&P industry was one of the worst-performing industries in 1997 and has continued to trail the overall market in 1998. As a result of poor price performance over the last 15 months, the E&P industry offers some of the most attractive valuations in the market and is therefore heavily overweighted in this Fund. The recent OPEC/Non-OPEC agreement and continual increase in worldwide energy demand should lead to positive returns in the future.

The Current Outlook
It has been more than 11 years since the price of crude oil has declined as sharply and precipitously as it has since early 1997. As the price of crude has fallen, the doom-and-gloom perception about the energy sector has increased. Fortunately, our highly disciplined and unemotional value approach can look through the veil of uncertainty created by such events as short-term crude price volatility and unpredictable OPEC production decisions. The long-term outlook for the Energy sector is very strong. Worldwide energy demand is increasing at a steady pace. World demand for oil is approaching 100% of current production capacity. As companies continue to deplete their current reserves, they are forced to look harder and drill deeper for new reserves. The Fund Advisor believes that the current uncertainties surrounding the Energy sector and the promising long-term demand environment have created very attractive valuations. The Fund's strategy will continue to emphasize promising industries that can be purchased at inexpensive prices.


Portfolio Profile                                March 31, 1998
Equities                                         94.2%
Top 10 Equities (% of Net Assets)                41.7%
Number of Stocks                                    49
Cash & Cash Equivalents                           5.9%

--------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998
Exxon Corp.                                       5.2%
Texaco Inc.                                       5.0%
Mobil Corp.                                       4.9%
Chevron Corp.                                     4.5%
Amoco Corp.                                       4.5%
Royal Dutch Petroleum ADR                         4.3%
Shell Transport & Trading ADR                     3.5%
USX-Marathon                                      3.3%
Occidental Petroleum Corp.                        3.3%
Phillips Petroleum                                3.2%

--------------------------------------------------------------------------------
Top Industries                                   March 31, 1998
Oil (Int'l Integrated)                           32.0%
Oil & Gas (Drilling & Equip)                     27.0%
Oil (Domestic Integrated)                        18.2%
Oil & Gas (Exploration/Prod.)                    17.0%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P Energy Index is a capitalization-weighted index of all stocks designed to measure the performance of the energy sector of the S&P 500 Index. It is comprised of 28 stocks. The S&P Energy Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares or Principal Amount     Market Value
Common Stocks 94.2%
Oil & Gas (Drilling & Equip.) 27.0%
9,200     Baker Hughes, Inc.    $   370,300
9,500     B J Servicesa             346,156
3,000     Camco International Inc.          181,500
5,400     Cooper Cameron Corp.a     326,025
7,200     Diamond Offshore Drilling         326,700
3,000     Dresser Industries, Inc.          144,188
10,200    Ensco International, Inc.         283,050
13,600    Global Marine, Inc.a      336,600
4,300     Haliburton Co.            215,806
7,800     Helmerich & Payne         243,750
14,800    Nabors Industriesa        350,575
9,700     Noble Drilling Corp.      296,456
13,500    Parker Drilling Co.a      141,750
8,500     Rowan Cos, Inc.a          246,500
7,900     Santa Fe Intl. Corp.      299,706
5,200     Schlumberger              393,900
2,800     Smith International, Inc.         154,175
2,600     Tidewater, Inc.           113,912
6,700     Transocean Offshore, Inc.         344,631
4,000     Varco International, Inc.         103,000
-------------------------------------------------------------------------------
Oil International Integrated 32.0%
10,100    AMOCO Corp.               872,388
10,900    Chevron Corp.             875,406
15,000    Exxon Corp.             1,014,375
12,500    Mobil Corp.               957,813
14,500    Royal Dutch Petroluem ADR 823,781
15,300    Shell Transport & Trading ADR677,025
16,200    Texaco                    976,050
-------------------------------------------------------------------------------
Total Oil International Integrated6,196,838
Oil Domestic Integrated 18.2%
 9,300    Amerada Hess Corp.       542,306
 7,000    Atlantic Richfield Co.            550,375
21,500    Occidental Petroleum Corp.630,219
12,400    Phillips Petroleum Co.            619,225
13,800    Unocal Corp.              533,887
16,900    USX-Marathon              635,863
-------------------------------------------------------------------------------
Oil & Gas (Exploration/Prod) 17.0%
3,500     Anadarko Petroleum Corp.          241,500
6,300     Apache Corp.              231,525
5,100     Barrett Resources Corp.           178,181
7,300     Burlington Resources      349,944
3,900     Devon Energy Corporation          151,613
4,500     Kerr-Mcgee Co.            313,031
4,600     Murphy Oil Corp.          230,575
6,500     Newfield Exploration
          Companya                  169,406
5,300     Noble Affiliates          220,613
4,600     Pioneer Natural Resources 114,425
5,000     Pogo Producing Co.        158,750
19,600    Ranger Oil Ltd.a          127,400


Shares or Principal Amount     Market Value
Common Stocks - continued
Oil & Gas (Exploration/Prod) - continued
13,300    Santa Fe Energy Resourcesa      $ 146,300
7,300     Seagull Energy Corp.a     140,069
10,600    Union Pacific Resources
          Group                     253,075
11,600    Union Texas Petroleum
          Holdings                  256,650
-------------------------------------------------------------------------------
Total Oil & Gas (Exploration/Prod)3,283,057
Total Common Stocks
          (Cost $19,482,797)     18,210,450
-------------------------------------------------------------------------------
Short Term Commercial Notes 5.9%
-------------------------------------------------------------------------------
$148,399  General Mills
          5.29%      05/18/98       148,399
-------------------------------------------------------------------------------
$242,087  Warner Lambert
          5.27%      10/26/98       242,087
-------------------------------------------------------------------------------
$758,635  Johnson Controls
          5.29%      09/28/98       758,635
------------------------------------------------------------------------------
Total Short-Term Commercial Notes
         (Cost $1,149,121)          1,149,121
-------------------------------------------------------------------------------
Total Investments 100.1%
          (Cost $20,631,918)     19,359,571
------------------------------------------------------------------------------
Liabilities less Other Assets (0.1%)        (22,534)
-------------------------------------------------------------------------------
Net Assets 100.0%              $ 19,337,037
The accompanying notes are an integral part of the financial statements.
a non-income producing security

Financial Services


Performance*
ICON Financial Services Fund (the "Fund") opened on July 1, 1997. The Fund's return since inception through 3/31/98 was 20.0%. The Lipper Financial Services Index return was 32.9% for the same period. The Fund's return from 9/30/97 through 3/31/98 was 14.2%. The Lipper Financial Services Index return from
9/30/97 through 3/31/98 was 18.2%. The Financial Services sector, which has recorded above-average returns for more than 10 years, continued to perform well in 1998. The environment that has led to this superior performance remains; interest rates are hovering at 20-year lows and inflation is subdued. Valuations for the sector are high, a fact the Advisor believes reflects a continuation of this theme. The Fund has exercised caution in this sector due to excessive valuations, investing only in those industries trading at more reasonable levels. The Advisor believes this strategy limits the Fund's downside risk while achieving a secondary goal of capital preservation. In recent months, the market has taken an interest in stocks trading at depressed levels. The Fund has benefited from this materialization, gaining 14.0% during First Quarter 1998. In contrast, the Lipper Financial Services Index gained only 9.8% during the same period. In the Fund's 1997 annual report, the statement was made that volatile interest rates and high multiples make valuations more important now than they have been in the past. The Advisor continues to support this hypothesis, believing that value investing will continue to be a successful strategy in the years ahead.

Industry Highlights
In early October 1997, the Fund had a considerable position in Banks (Money Centers), but remained cautious about near-term valuations. Stocks held included Citibank, Chase Manhattan, BankAmerica and First Chicago--all of which were trading near their intrinsic values. During the Asian currency crisis, these stocks were punished due to the high percentage of revenues these firms generate from Asian countries. The Fund Advisor took this opportunity to increase exposure to this industry as the market overreacted to the economic situation. Recent months have underscored the validity of the decision, as the Banks (Money Centers) have outperformed regional banks. The Fund continues to be bullish on the group; the average stock in the Banks (Money Center) industry trades at a 20% discount to the market's book multiple (a common, static measure of a stock's value). In addition, the industry's near-term growth opportunities appear to be favorable. The Fund's 1997 annual report also stated that stocks in the Consumer Finance industry were trading at a significant discount to their historical valuations as well as to the broad market. In addition, the statement was made that the average stock held in the Fund was forecasted to grow at approximately 16% over the next three to five years. The Fund Advisor was particularly bullish on companies providing credit card products and certain consumer lending and deposit services, such as Beneficial Corp. and Capital One Financial. These firms have appreciated due to takeover speculation and improving fundamentals, including declining credit card delinquencies. Beneficial Corp. increased from the low $80s at the beginning of 1998 to the mid $120s at the end of March. The Fund took this occasion to liquidate its position in Beneficial to capture other opportunities. Capital One remains in the Fund and, according to the valuation model employed, continues to trade below its fair value. Other stocks in the Consumer Finance industry include MBNA, Household International and Green Tree Corp. The fact that all display improving fundamentals creates optimism about their investment potential. The Fund also has positions within Insurance (Property and Casualty), Insurance (Multi-Line) and Financial (Diversified). The Insurance (Property and Casualty) industry continues to be under pressure due to pricing issues and heavy competition. Both the Insurance (Multi-Line) and Financial (Diversified) industries have benefited from their exposure to the global stock markets. The earnings of several stocks (including American Express, Morgan Stanley, Dean Witter and Travelers Group) have benefited from appreciating stock markets. While several of these companies have brokerage divisions, they increasingly are deriving more of their revenue from fee-for-service products. These products are structured so that companies receive a fee, in the form of a percentage of assets-under management, for providing investment advice and implementation. In the Fund Advisor's view, this is a much higher value-added strategy that unites the interests of the client and the financial advisor. With more "baby boomers" entering the saving life-stage and cash flows into mutual funds growing at unprecedented rates, the Advisor feels these firms will benefit well beyond the year 2000.

The Current Outlook
While the Fund Advisor continues to be cautious given the high valuations in the financial sector, the economic environment is viewed as favorable. In addition, considerable industry consolidation is taking place, which should benefit the sector's profitability. Financial Services companies continue to evolve, to introduce new products and to enter non-banking markets. While this makes investing in the Financial Services sector more complex, the Fund continues to act according to its singular philosophy: to invest in industries that can be purchased at inexpensive prices. Maintaining this discipline assures Fund investors they will receive the exposure and purity they require.


Portfolio Profile                                March 31, 1998        September 30, 1997
Equities                                         97.4%                 99.1%
Top 10 Equities (% of Net Assets)                38.0%                 41.3%
Number of Stocks                                    54                    49
Cash & Cash Equivalents                           7.5%                  0.9%

---------------------------------------------------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30, 1997
Chase Manhattan Corp.                             5.9%                  4.1%
Citicorp.                                         5.6%                  3.9%
BankAmerica Corp.                                 4.1%                  3.4%
Bankers Trust New York Corp.                      3.9%                     -
Household International Inc.                      3.2%                  4.0%
Green Tree Financial Corp.                        3.2%                  5.7%
MBNA Corp.                                        3.2%                  4.8%
ContiFinancial Corp.                              3.0%                  3.1%
Travelers Group Inc.                              3.0%                     -
First Chicago NBD Corp.                           2.9%                     -

---------------------------------------------------------------------------------------------------------------------------
Top Industries                                   March 31, 1998        September 30, 1997
Banks & Bank Holding Companies                   43.0%                 16.5%
Consumer Finance                                 15.4%                 26.8%
Insurance (Property/Casualty)                    11.9%                 24.8%
Insurance (Multi-Line)                           11.1%                     -
Financial (Diversified)                           8.9%                     -

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The Lipper Financial Services Funds Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 10 funds. The Lipper Financial Services Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares or Principal Amount     Market Value
Common Stocks 97.4%
Financial Diversified 8.9%
5,900     American Express Company $ 541,694
4,400     American General Corp.    284,625
9,400     Federal Home Loan
          Mtg. Corp.                445,913
9,000     Fannie Mae                569,250
6,400     Morgan Stanley &
          Dean Witter               466,400
5,500     SunAmerica                263,313
-------------------------------------------------------------------------------
Total Diversified                 2,571,195
Banks & Bank Holding Companies 43.0%
8,600     Bank of New York          540,188
14,400    BankAmerica Corp.       1,189,800
5,400     BankBoston Corp.          595,350
9,400     Bankers Trust New
          York Corp.              1,130,938
12,540    Banc One Corp.            793,155
12,600    Chase Manhattan Corp.   1,699,425
11,300    Citicorp                1,604,600
4,100     Comerica Inc.             433,831
9,500     First Chicago NBD Corp.           837,187
7,500     First Union Corp.         425,625
3,400     Fleet Financial Group, Inc.       289,213
5,900     Nations Bank Corporation          430,331
9,900     Norwest Corp.             411,469
7,000     PNC Financial Corp.       419,563
2,200     U.S. Bancorp              274,450
11,200    KeyCorp.                 423,500
3,400     Republic New York Corp.           453,475
1,350     Wells Fargo & Co.         447,187
-------------------------------------------------------------------------------
Total Banks & Bank Holding
Companies                        12,399,287
Consumer Finance 15.4%
10,100    Capital One Financial Corp.796,637
28,800    Contifinancial Corp.      878,400
32,400    Green Tree Financial Co.          921,375
6,700     Household International Inc.922,925
25,500    MBNA Corp.                913,219
------------------------------------------------------------------------------
Total Consumer Finance            4,432,556
Insurance (Multi-Line) 11.1%
4,600     American International
          Group                     579,313
2,700     CIGNA Group               553,500
11,400    Conseco Inc.              645,525
2,680     Hartford Financial Services290,780
3,200     Lincoln National Corp.            271,600
14,450    Travelers Group Inc.      867,000
------------------------------------------------------------------------------
Total Insurance (Multi-Line)      3,207,718

Shares or Principal Amount     Market Value
Common Stocks - continued
Insurance (Property/Casulty) 11.9%
7,400     Allstate Corp.        $   680,338
4,100     Capital Re Corp.          263,425
3,100     Chubb Corp.               242,962
4,000     CMAC Investment Corp.     267,000
4,300     Enhance Financial Svcs
          Group                     298,581
1,100     General Re Corp.          242,687
2,400     Ohio Casualty Corp.       115,200
5,400     Orion Capital Corp.       295,312
4,900     Safeco Corp.              267,816
9,100     Selective Insurance
          Group Inc.                244,562
2,800     St Paul Co.               249,550
10,200    USF&G Corp.               254,362
------------------------------------------------------------------------------
Total Insurance (Property/Casualty)3,421,795
Savings & Loan Companies 7.1%
3,100     Ahmanson H. P. & Co.      240,250
3,600     Astoria Financial Corp.           222,525
3,200     Charter One Financial Inc.        214,200
2,200     Golden West Financial     210,787
11,520    Sovereign Bancorp. Inc.           209,520
6,710     Washington Federal Inc.           186,203
10,900    Washington Mutual Inc.            781,734
-------------------------------------------------------------------------------
Total Savings & Loan Companies    2,065,219
Total Common Stocks
          (Cost $23,953,490)     28,097,770
-------------------------------------------------------------------------------
Short-Term Commercial Notes 7.5%
-------------------------------------------------------------------------------
$117,793  General Mills
          5.29%      05/18/98       117,793
--------------------------------------------------------------------------------
$ 23,801  Sara Lee
          5.29%      10/28/98        23,801
-------------------------------------------------------------------------------
          5.29%      08/03/98       416,964
-------------------------------------------------------------------------------
          5.27%      10/19/98       688,868
-------------------------------------------------------------------------------
$912,663  Warner Lambert
          5.27%      10/26/98       912,663
--------------------------------------------------------------------------------
          (Cost $2,160,089)       2,160,089
-------------------------------------------------------------------------------
          (Cost $26,113,579)     30,257,859
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net Assets 100.0% $ 28,853,804 The accompanying notes are an integral part of the financial statements.

Healthcare


Performance*
ICON Healthcare Fund (the "Fund") opened on February 24, 1997. The Fund's return since inception through 3/31/98 was 33.2%. The Lipper Health/Biotechnology Index return was 25.5% for the same period. The Fund's return from 9/30/97 through 3/31/98 was 13.1%. The Lipper Health/ Biotechnology Index return from 9/30/97 through 3/31/98 was 10.4%. The Healthcare sector has maintained a strong performance in comparison to other segments of the market. Investors have continued to place a premium on the consistent earnings growth that the Healthcare sector provides, and many have sought a "safe haven" from the Asian currency crisis. Since most healthcare companies derive an insignificant amount of their revenues and earnings from the Asian region, investors are less likely to be disappointed with their returns. This has increased stock earnings multiples. While the Advisor is cautious near-term, this sector is expected to provide numerous investment opportunities. The Fund's performance since inception deserves note, with First Quarter 1998 results a particular point of pride. During this three-month period, the Fund gained 14.4%, while the Lipper Health/ Biotechnology Index gained only 11.7%. The Fund's strategy--which focuses on investing in under-valued industries that are growing at sustainable levels--has proven to provide consistent returns over time. Value investors buy at the point of highest pessimism and simply wait for stocks to appreciate to their fair value. The Advisor believes a highly disciplined, unemotional and patient approach can increase returns, as well as reduce downside risk and volatility.

Industry Highlights
While the Healthcare sector includes several industries, they can be categorized into three general groups: Life Sciences, Medical Products and Supplies, and Service Providers. Industries within Life Sciences include Healthcare (Drugs and Pharmaceuticals), Healthcare (Drugs) and Biotechnology. The companies in these research-oriented industries create and deliver pharmaceutical-based healthcare solutions--including human therapeutics, prescription medications and over-the-counter medications--to improve life for people around the world. Industries within Medical Products and Supplies include Medical Products and Supplies and Healthcare (Diversified). The companies within these industries focus on surgical instruments, dental products, pacemakers, heart valves and other healthcare products. Most of these companies provide products to hospitals, physicians and other medical institutions globally. Industries within Service Providers include Hospital Management, Managed Care, Long-Term Care and Special Services. Companies in these industries facilitate the administration and coordination of healthcare services to individuals and corporations. Products and services include health maintenance organization services, point-of-service plans, nursing home care, assisted-living programs, hospital care, and home health services. Clearly, the opportunities for investment within these groups and their corresponding industries are many. The Advisor views this large universe of alternative investments as an effective way to enhance diversification and lower risk. While the Life Sciences, Medical Products and Suppliers, and Service Providers can be highly volatile individually, investing in a combination of industries within all groups lessens this volatility. The Fund's primary strategy is to invest in only the most overlooked and undervalued industries and stocks. Three industries have received emphasis in the Fund during this reporting period: Drugs and Pharmaceuticals, Healthcare (Diversified) and Healthcare (Managed Care). All three have contributed to the appreciation of the Fund. The top performer in First Quarter 1998 has been the Healthcare (Managed Care) industry, where the average stock in the group appreciated over 25%. With below-market multiples and good growth prospects, Managed Care stocks should continue to perform well during the remainder of the year. Stocks such as United Healthcare, Wellpoint Health Networks and Humana have been able to increase the prices they charge their networks. The price increases have not slowed new-member growth, which should reflect positively on these companies' earnings in future quarters. Healthcare (Drugs and Pharmaceuticals) and Healthcare (Diversified) have experienced stable growth and improving fundamentals, as well. Drug analysts continue to forecast high single-digit growth rates, which has had a positive effect on valuations. While stocks within these industries continue to appreciate during the current bull market, they also show defensive characteristics, holding up in sideways and down markets. This was shown to be true during the recent Asian currency crisis. The Advisor continues to feel this Fund will be a solid contributor to a diversified portfolio.

The Current Outlook
Despite uncertainties in the U.S. and international markets, the Fund has appreciated steadily. Companies within this sector are driven continually to improve the services and products they provide in order to improve quality of life and grow their earnings. Demand should continue to increase in the decade ahead. The Advisor believes healthcare stocks are well positioned to reap the benefits of improving demographics. Given a favorable environment of increasing earnings, low interest rates, improving fundamentals and advantageous demographics, this ICON Fund shows all signs of being an excellent investment.



Portfolio Profile                                March 31, 1998        September 30, 1997
Equities                                         97.5%                 97.2%
Top 10 Equities (% of Net Assets)                44.9%                 35.8%
Number of Stocks                                    62                    73
Cash & Cash Equivalents                           2.8%                  2.8%

Top 10 Equity Holdings                           March 31, 1998
Pfizer Inc.                                       6.2%                  5.2%
Merck & Co.                                       6.1%                  3.2%
Schering-Plough Corp.                             5.9%                  4.2%
Bristol Myers Squibb                              5.0%                  4.7%
Lilly (Eli) & Co.                                 4.9%                  5.2%
Johnson & Johnson Co.                             3.5%                     -
American Home Products Corp.                      3.5%                  2.4%
Warner-Lambert Co.                                3.4%                  2.5%
Wellpoint Health Newtworks                        3.2%                     -
Amgen                                             3.2%                     -


Top Industries                                   March 31, 1998        September 30, 1997
Drugs/Pharmaceutical                             26.3%                 18.2%
Managed Care                                     21.1%                 14.4%
Diversified                                      19.5%                 16.6%
Long-Term Care                                    9.4%                 13.3%
Biotechnology                                     8.9%                 15.6%


Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The Lipper Health/Biotechnology Funds Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 10 funds. The Lipper Health/Biotechnology Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares or Principal Amount     Market Value
Common Stocks & Rights 97.5%
Diversified 19.5%
11,100    Abbott Laboratories   $   835,969
7,700     Allergan Inc.             292,600
    385   Allergan Specialty Therap-A       4,668
20,900    American Home Products Corp.1,993,338
27,650    Bristol Myers Squibb    2,884,241
27,400    Johnson & Johnson       2,008,763
30,200    Sierra Health Servicesa           1,204,225
11,400    Warner Lambert Co.      1,941,562
-----------------------------------------------------------------------------
Drugs 6.6%
17,900    Alpharma Inc. Class A     388,206
13,300    Forest Laboratories Class Aa498,750
8,300     Medimmune, Inc.a          457,537
26,700    Mylan Laboratories        614,100
7,000     RP Scherer/DEa            472,500
26,600    Sequus Pharmaceuticals            280,962
26,100    US Bioscience Inc.a       264,262
22,600    Watson Pharmaceuticals
          Com.a                     813,600
------------------------------------------------------------------------------
Drugs/Pharmaceuticals 26.3%
4,100     Genentech, Inc.a          288,794
47,400    Lilly (Eli) & Co.       2,826,225
27,400    Merck & Co.             3,517,475
35,700    Pfizer, Inc.            3,558,844
34,500    Pharmacia & Upjohn Inc.           1,509,375
41,200    Schering-Plough Corp.   3,365,525
-------------------------------------------------------------------------------
Total Drugs/Pharmaceuticals      15,066,238
Long-Term Care 9.4%
38,600    Beverly Enterprisesa      513,863
27,500    Genesis Health Ventures, Inc.a773,438
21,550    Health Care &
          Retirement/DEa            925,303
34,530    Healthsouth Corp.a        968,998
12,100    Integrated Health
          Services, Inc.            475,681
26,300    Mariner Health Group, Inc.a       450,387
30,000    Novacare, Inc.a           446,250
20,800    Sun Healthcare Group, Inc.a       387,400
14,100    Vencor, Inc.a             422,119
-------------------------------------------------------------------------------
Managed Care 21.1%
15,900    Aetna Life and Casualty Co.       1,326,656
22,100    First Health Group Corp.a         1,198,925
7,800     Express Scripts Inc. Class Aa661,294
21,340    Foundation Health
          Systems Corp.a            588,184
62,100    Humana Inc.a            1,540,856
22,450    Pacificare Health Systems
          Class Ba                1,689,362
68,100    Phycor, Inc.a           1,536,506


Shares or Principal Amount     Market Value
Common Stocks - continued
Managed Care - continued
26,550    United Healthcare Corp.a        $ 1,719,112
27,400    Wellpoint Health Networks
          Class Aa                1,849,500
-------------------------------------------------------------------------------
Total Managed Care               12,110,395
Medical Products/Supplies 5.7%
12,000    ADAC Laboratoriesa        277,500
11,000    Ballard Medical Products          297,000
13,600    Biomet Inc.               408,000
 9,500    Boston Scientific Corp.a          641,250
11,400    Guidant Corp.             836,475
10,300    Medtronic, Inc.           534,313
10,200    Respironics Inc.a         295,163
-------------------------------------------------------------------------------
Biotechnology 8.9%
30,300    Amgen Inc.a             1,844,513
9,500     Biogen Inc.a              457,781
18,400    Cell Genesys Inc.a        121,900
14,600    Centocor Inc.a            651,525
14,000    Chiron Corp.a             293,125
10,400    Cor Therapeutics Inc.a            128,700
14,200    Genzyme Corp.a            454,400
7,100     Guilford Pharmaceuticl Inc.a156,200
2,100     Immunex Corp New Com.a            141,488
4,000     Inhale Therapeutic Sys Com.a108,500
9,400     Ligand Pharmaceuticals
          Class Ba                  149,813
12,700    Millennium Pharmaceutic
          Com.a                     236,537
7,700     Neurogen Corp.            118,387
11,100    Nexstar Pharmaceutical
          Com.a                     127,650
3,100     Protein Design Labs Inc.a         121,675
--------------------------------------------------------------------------------
Total Common Stocks & Rights
          (Cost $45,749,198)     55,897,250
--------------------------------------------------------------------------------
Short Term Commercial Notes 2.8%
--------------------------------------------------------------------------------
          5.27%      10/26/98       930,251
--------------------------------------------------------------------------------
$703,036  General Mills
          5.29%      5/18/98        703,036
--------------------------------------------------------------------------------
          (Cost $1,633,287)       1,633,287
-------------------------------------------------------------------------------
Total Investments 100.3%
          (Cost $47,382,485)     57,530,537
Liabilities less other assets (0.3%)        (198,400)
------------------------------------------------------------------------------
Net Assets 100.0%              $ 57,332,137
The accompanying notes are an integral part of the financial statements.
a non-income producing security

Leisure


Performance*
ICON Leisure Fund (the "Fund") opened on May 9, 1997. The Fund's return since inception through 3/31/98 was 26.9%. The Standard & Poor's Entertainment/Leisure Composite Index return was 33.7% for the same period. The Fund's return from 9/30/97 through 3/31/98 was 11.8%. The Standard & Poor's Entertainment/Leisure Composite Index return from 9/30/97 through 3/31/98 was 27.0%. The superior performance of the Standard & Poor's Entertainment/Leisure Composite Index is due to its concentrated weightings in three top-performing stocks: Disney, Time Warner and McDonalds comprise 73% of this benchmark. All three stocks are held in the Fund; however, they are held in much smaller weightings to allow adequate diversification within the Fund. The Leisure sector of the market has experienced steady appreciation over the preceding 12 months. Composed of a diversified group of industries, the Fund has produced returns with less volatility than many of its sector-fund peers. Industries emphasized in the Fund include Restaurants, Broadcasting and Gaming. Since its inception, the Fund has remained consistent with its core industry holdings. This has kept turnover low, minimizing transaction costs and taxes. In the last year, performance of the industries within the Fund has been mixed. The Fund's largest industry holding, Restaurants, has provided market-matching returns in recent months. The returns of Broadcasting (TV/Radio/Cable) stocks, the Fund's second biggest holding, have been more spectacular. Stocks within this industry have approximately doubled since their initial purchase on the Fund's inception in May 1997. Their stellar performance has been consistent, as they have remained market leaders in recent months. Gaming stocks have lagged the market in the past six months. Valuations are very favorable for the group, and we continue to view this industry as worthy of a significant investment.

Industry Highlights
Due to very attractive valuations, Restaurant stocks have been the Fund's largest holding since its inception. These stocks initially were purchased for the Fund when many Restaurant analysts and investors were negative on the group. This pessimism created a good buying opportunity for value investors, as the stocks did not remain out of favor for long. Recent analyst upgrades on McDonalds, the largest stock in the industry, appear to have boosted investor confidence in the Restaurant group. With renewed investor interest, McDonalds was able to break out of a two-year trading range. Analysts cited improved food quality and food preparation technology as reasons for their new-found admiration for the stock. Other stocks in the industry also have benefited from improved investor sentiment. In the last six months, Brinker, Cracker Barrel, Darden and Outback Steakhouse have all posted returns in excess of the market. Despite the success of some Restaurant stocks, others have yet to be recognized as values by the market. Such stocks as Applebees, Wendy's and Lone Star Steakhouse should offer considerable upside potential from current levels. The Fund's holdings in the Broadcasting (TV/Radio/ Cable) industry--which include Comcast, Cox Communications, TCA Cable, and TCI--continue to lead the Fund. These cable companies have experienced a significant turnaround in the last year. Investor sentiment toward cable companies, which was poor when the Fund initially purchased these stocks, is now very positive. These companies continue to improve their cash flow, pay down debt, gain additional subscribers and explore new markets for their products. With the turnaround and recent success of the companies, many brokerage houses currently have strong buy recommendations on cable stocks. As value investors, the Fund Advisor is continually working to determine the true worth of these stocks, and at current levels, these stocks do remain attractive investments. Still, the Advisor remains aware of the potential for extreme bullish sentiment to push stock prices beyond reasonable levels. Gaming (Lottery & Parimutuel) stocks remain undervalued during this reporting period, suggesting that they have considerably more upside potential than the overall market. Although the takeover frenzy within the industry has lifted the share prices of many smaller gaming companies, the stock prices of the larger gaming companies have yet to benefit. Circus Circus, initially thought to be a takeover target of Hilton, is currently not an acquisition candidate. Further merger and acquisition is likely, however, as share prices within the Gaming (Lottery & Parimutuel) industry have been depressed. Such consolidation has the potential to benefit both small and large capitalized companies in the industry. Although not one of the top-three industry holdings, the Tobacco industry recently has received greater emphasis in the Fund. The overhang of federal legislation has led to Tobacco stocks' underperforming the market for some time, and the recent collapse of the Tobacco deal has heightened the volatility of these shares. Given legislation uncertainty and the potential liability of Tobacco companies, Tobacco stocks are selling at deep discounts to their historical valuations. Although this uncertainty will continue in the near future, the market appears to have already priced the worst-case scenario into these shares. As such, they should offer downside protection in the short term and solid long-term appreciation potential.

Current Outlook
The general health of the economy continues to put disposable cash flow into the pockets of consumers. Many Leisure industries, such as Restaurants, Gaming (Lottery & Parimutuel) and Entertainment, benefit directly from an increase in discretionary consumer spending. As incomes advance with little sign of inflation, the consumer has more money to spend on dining out, gambling, amusement parks and other leisure activities. As a number of its stocks remain undervalued, the Fund should offer some downside risk versus the overall market. Many of these stocks trade at price/earnings (P/E) multiples significantly less than that of S&P 500, which currently has a P/E ratio of approximately 28. The Fund Advisor is content with the Fund's current industry positions and does not anticipate major changes. Despite the overall appreciation of the market and the Leisure sector, the Advisor believes there are still undervalued opportunities to exploit within the Fund.


Portfolio Profile                                March 31, 1998        September 30, 1997
Equities                                         97.4%                 97.9%
Top 10 Equities (% of Net Assets)                41.2%                 37.7%
Number of Stocks                                    38                    39
Cash & Cash Equivalents                           2.7%                  2.1%

---------------------------------------------------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30, 1997
Telecommunications Inc. Class A                   4.6%                  3.8%
Harrahs Entertainment Inc.                        4.4%                  4.4%
Comcast Corp Class A                              4.3%                  3.6%
Phillip Morris Co. Inc.                           4.3%                     -
TCA Cable TV Inc.                                 4.2%                     -
Cox Communications Class A                        4.2%                  3.1%
Intl. Game Technology                             4.0%                  4.5%
McDonalds Corp.                                   4.0%                  3.1%
Viacom Inc.                                       3.8%                     -
Mirage Resorts Inc.                               3.4%                  4.4%

---------------------------------------------------------------------------------------------------------------------------
Top Industries                                   March 31, 1998        September 30, 1997
Restaurants                                      25.3%                 28.6%
Broadcasting, TV, Radio, Cable                   17.3%                 13.3%
Gaming, Lottery & Parimutuel                     15.0%                 17.4%
Leisure Time (Products)                          14.4%                 16.2%
Tobacco                                          12.1%                  9.5%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P Entertainment & Leisure Composite is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 that are involved in the business of entertainment and leisure related products and services. It is comprised of 13 stocks. The S&P Entertainment & Leisure Composite Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)


Shares or Principal Amount     Market Value
Common Stocks 97.4%
Tobacco 12.1%
 74,600   Gallagher Group PLC ADR         $ 1,613,225
 85,400   Philip Morris Cos. Inc.           3,560,112
 71,000   RJR Nabisco Holdings
          Corp.                   2,223,187
 83,300   UST Inc.                2,686,425
------------------------------------------------------------------------------
Total Tobacco                    10,082,949
Broadcasting TV, Radio, Cable 17.3%
101,000   Comcast Corp. Class A   3,566,562
 83,300   Cox Communications Inc.
          Class Aa                3,498,600
 60,000   TCA Cable TV Inc.       3,547,500
122,400   Telecommunications Inc.
          Class Aa                3,805,875
-------------------------------------------------------------------------------
Total Broadcasting TV, Radio, Cable14,418,537
Entertainment 8.9%
 17,200   Disney (Walt) Company   1,836,100
 33,800   Time Warner Inc.        2,433,600
 59,500   Viacom Inc. Class Aa    3,160,938
-------------------------------------------------------------------------------
Lodging Hotels 4.4%
 55,500   Hilton Hotels           1,769,062
 91,700   LaQuinta Inns Corp.     1,925,700
-----------------------------------------------------------------------------
Leisure Time (Products) 14.4%
 52,000   Arctic Cat Inc.           484,250
 86,200   BAT Industries, PLC ADR           1,777,875
 42,500   Brunswick Corp.         1,482,187
 50,300   Callaway Golf Co.       1,458,700
 40,300   GTech Holdings Corp.a   1,566,662
 42,900   Harley-Davidson Inc.    1,415,700
 34,300   Hasbro Inc.             1,211,219
 33,200   K2 Inc.                   740,775
 26,400   Mattel Inc.             1,046,100
 28,300   WMS Industries Inc.a      886,144
-------------------------------------------------------------------------------
Total Leisure Time (Products)    12,069,612

Shares or Principal Amount     Market Value
Common Stocks - continued
Restaurants 25.3%
112,300   Applebees International Inc.    $ 2,596,938
85,200    Bob Evans Farms         1,805,175
198,100   Boston Chickena           996,691
  93,900  Brinker International Inc.a2,054,063
20,130    CKE Restaurants Inc.      739,778
  41,700  Cracker Barrell Old
          Country Storesa         1,668,000
137,300   Darden Restaurants Inc.           2,136,731
  94,500  Lone Star Steakhouse
          Saloona                 2,143,969
  55,100  McDonalds Corp.         3,306,000
  25,700  Outback Steakhouse Inc.a          1,005,513
          120,000 Wendy's International Inc.         2,677,500

-------------------------------------------------------------------------------
Total Restaurants                21,130,358
Gaming, Lottery, & Parimutuel 15.0%
 131,500  Circus Circus Enterprises Inc.a2,761,500
 148,500  Harrahs Entertainment Inc.a3,647,531
 132,500  Intl Game Technology    3,312,500
116,300   Mirage Resorts Inc.a    2,827,544
--------------------------------------------------------------------------------
Total Gaming, Lottery & Parimutuel12,549,075
Total Common Stocks
          (Cost $68,502,964)     81,375,931
-------------------------------------------------------------------------------
Short-Term Commercial Notes 2.7%
-------------------------------------------------------------------------------
$1,610,569                      American Family
          5.27%      10/26/98     1,610,569
-------------------------------------------------------------------------------
$203,000  General Mills
          5.29%      05/18/98       203,000
-------------------------------------------------------------------------------
          5.29%      09/28/98       424,699
-------------------------------------------------------------------------------
          (Cost $2,238,268)       2,238,268
-------------------------------------------------------------------------------
Total Investments 100.0%
          (Cost $70,741,232)     83,614,199
-------------------------------------------------------------------------------
Liabilities less other Assets (0.0%)        (85,723)
-------------------------------------------------------------------------------
Net Assets 100.0%              $ 83,528,476
The accompanying notes are an integral part of the financial statements.
a non-income producing security

Technology


Performance*
ICON Technology Fund (the "Fund") opened on February 19, 1997. The Fund's return since inception through 3/31/98 was 15.2%. The Lipper Science/Technology Index return was 17.7% for the same period. The Fund's return from 9/30/97 through 3/31/98 was (11.1%). The Lipper Science/ Technology Index return from 9/30/97 through 3/31/98 was (3.0%). Technology stocks in general have been highly volatile during the past six months, revealing the high degree of uncertainty associated with investing in this sector of the economy. The Asian currency crisis, the proliferation of the sub-$1,000 PC market, the delayed setting of modem standards, and the erosion of semiconductor pricing power have all added to anxiety in this sector. Given this uncertainty, many investors have flocked to certain technology stocks that are perceived to have less risk. These include the largest and most expensive stocks in the technology sector. In addition, investors are rewarding companies that have not disappointed with regards to earnings. While this can continue, as value investors the Advisor has forgone investing in firms that are trading at unsustainable valuations. For example, the Fund avoided software stocks trading between 40 to 50 times this year's earnings, yet growing at 20 to 30 percent a year. Instead, the search has been for stocks that are trading at multiples below their long-term growth rate. The Advisor believes this value strategy will generate attractive returns while reducing risk over the years. This strategy should also generate lower turnover rates within the Fund, and therefore reduce taxable transactions and trading costs.

Industry Highlights
The Fund continued to have exposure to the Communications Equipment industry over the past six months, including large positions in Lucent Technologies, Motorola Inc., Tellabs Inc. and Northern Telecom Ltd. Investors may recall that the Fund's exposure to these stocks was increased late last summer. At that time most stocks within this group were depressed due to lower capital outlays by the Regional Bell Companies, which are their main customers. This allowed the Fund to invest in the group at substantial discounts. During the Asian crisis several of these stocks benefited because they receive less of their revenues from countries located in the Pacific Basin region and were therefore seen as "safe havens." Industry fundamentals continue to benefit from the sustained build-out of Regional Bell networks and corporate enterprise networks. Stocks within this industry should continue to benefit, as well, from the expansion of the internet. Internet Service Providers (ISPs) continue to increase their capital expenditures as demand reaches higher levels. This should not only help stocks within the Communications Equipment industry, but also those in the Computer Networking industry. The Fund has continued to invest in the four largest Computer Networking stocks: Cisco Systems, 3COM Corp., Bay Networks and Cabletron Systems. These stocks were purchased when they were suffering from a wrongly perceived slowdown in end-user demand. Since that time, demand has been strong and revenue growth has accelerated. Firms such as Cisco Systems and Bay Networks that provide end-to-end solutions and multiple product lines have benefited the most. 3COM's stock performance has lagged in the past two quarters due to the industry's inability to set a standard for 56k modems. However, the Fund Advisor expects modem sales to accelerate as the industry sets a standard in early March. Cabletron's stock price has been depressed due to its inability to execute its strategic plans. The Fund's valuation model indicates that the market has overreacted and the Advisor believes the stock will recover from the temporary uncertainty. The Fall 1997 sell-off in technology allowed the Fund to buy high-growth companies in the Equipment Semiconductor industry. These stocks provide the equipment for electronic semiconductor manufacturers such as Intel and Advanced Micro Devices, Inc. The Fund purchased stocks within this industry when they were selling at significant discounts to their historical multiples. Among those chosen were Applied Materials, KLA-Tencor, Novellus Systems and Teradyne Inc. A high percentage of these firms' sales come from Korea and other Asian counties. While the currency crisis has slowed end-user demand and thus slowed these firms' revenue growth in the short-term, the Advisor believes industry fundamentals will improve in the second half of this year. These stocks should benefit as a result. This example of buying undervalued industries which are temporarily out of favor is indicative of the way the Fund is invested over time.

The Current Outlook
While most technology companies continue to grow earnings at double-digit rates, the Technology sector as a whole has produced market-like results in the past six months. The Fund Advisor believes that, over time, earnings growth and stock prices move together. However, the market is currently discounting near-term uncertainty in this economic sector and ignoring long-term growth potential. The Advisor is hopeful the market will recognize technology stocks' earnings growth and believes that stock prices will rise in the upcoming year to reflect true sector fundamentals. The Fund continually strives to identify promising industries that can be purchased at inexpensive prices. Intensive quantitative and fundamental research drives the investment process. While near-term results are an easy focus, the Advisor's investment team takes a long-term investment approach. The team recognizes that Asia has temporarily reduced growth prospects, but that the economic climate in the U.S. is still very positive. The way business is conducted is increasingly reliant on new technologies, and today's businesses are more dependent on the companies that provide new solutions. Companies are using technology to reduce their costs and increase efficiency. This will allow firms to compete in the new global economy and has helped lead to one of the best economic environments of the 20th century. The Fund's Advisor foresees a continuation of this theme and views the Fund as a way for investors to participate in this economic sector.


--------------------------------------------------------------------------------
Portfolio Profile                                March 31, 1998        September 30, 1997
Equities                                         98.1%                 97.4%
Top 10 Equities (% of Net Assets)                37.7%                 39.8%
Number of Stocks                                    56                    55
Cash & Cash Equivalents                           2.2%                  2.8%

--------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30, 1997
3Com Corp.                                        4.6%                  5.6%
Cisco Systems, Inc.                               4.2%                  5.3%
Lucent Technologies                               4.2%                     -
Intel Corp.                                       4.1%                  5.9%
Cabletron Systems                                 3.9%                  5.0%
Bay Networks, Inc.                                3.8%                  5.2%
Novellus Systems                                  3.5%                     -
Northern Telecom                                  3.4%                     -
Applied Materials Inc.                            3.1%                     -
Motorola Inc.                                     2.9%                     -

---------------------------------------------------------------------------------------------------------------------------
Top Industries                                   March 31, 1998        September 30, 1997
Electronic Semiconductor                         30.2%                 13.9%
Communications Equipment                         29.2%                 17.6%
Computer Networking                              16.4%                 23.1%
Peripherals                                      12.0%                 19.3%
Computer Hardware                                10.3%                 17.5%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The Lipper Science & Technology Funds Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 10 funds. The Lipper Science & Technology Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

Growth of $50,000 investment since fund inception versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares or Principal Amount     Market Value
Common Stocks 98.1%
Communications Equipment 29.2%
74,500    ADC Telecommunications
          Inc.a                 $ 2,053,406
58,700    Allen Telecommunications
          Inc.a                     924,525
44,350    Andrew Corp.a             878,684
29,800    Analog Devicesa           990,850
51,850    Aspect Telecommunications
          Corp.a                  1,390,228
60,100    Checkpoint Systems Inc.a          1,277,125
31,500    Digital Microwave Corp.a          464,625
31,500    DSC Communications Corp.a         572,906
29,350    Lucent Technologiesa    3,753,131
42,600    Motorola Inc.           2,582,625
77,350    Newbridge Networks Corp.a         2,078,781
47,600    Northern Telecom Ltd.   3,076,150
31,550    Qualcom Inc.a           1,687,925
110,250   Scientific Atlanta Inc.           2,156,766
33,500    Tellabs Inc.a           2,248,688
-------------------------------------------------------------------------------
Computer Hardware 10.3%
15,300    Adaptec, Inc.a            300,263
30,500    Ascend Communicationsa            1,155,188
25,000    Compaq Computer Corp.     646,875
36,800    Dell Computer Corp.a    2,493,200
7,300     Digital Equipmenta        381,881
20,200    Hewlett-Packard Co.     1,280,175
11,900    International Business
          Machines                1,236,112
13,400    Sequent Computer
          Systems, Inc.a            244,550
36,200    Sun Microsystems, Inc.a           1,510,219
-------------------------------------------------------------------------------
Total Computer Hardware           9,248,463
Computer Networking 16.4%
113,700   3Com Corp.a             4,086,094
125,200   Bay Networks, Inc.a     3,396,050
237,900   Cabletron Systemsa      3,464,419
 55,025   Cisco Systems, Inc.a    3,762,334
-------------------------------------------------------------------------------
Total Computer Networking        14,708,897
Peripherals 12.0%
38,600    EmcCorp/MAa             1,459,562
104,900   Iomega Corp.a             721,187
65,900    Komag, Inc.a              955,550
22,500    Lexmark Intl. Grp., Inc.
          Class Aa                1,015,313
39,200    Quantum Corp.a            835,450
59,600    Read-Rite Corp.a          823,225
39,800    Seagate Technologya     1,004,950
29,600    Storage Technology Corp.
          Class Aa                2,251,450
94,100    Western Digital Corp.a  1,652,631
-------------------------------------------------------------------------------
Total Peripherals                10,719,318

Shares or Principal Amount     Market Value
Common Stocks - continued
Semiconductors 30.2%
44,400    Advanced Micro Devicesa         $ 1,290,375
25,800    Altera Corp.a                       973,950
78,100    Applied Materialsa                2,757,906
52,700    Atmel Corp.a                        793,794
17,900    Dallas Semiconductor Corp.          601,888
20,300    ETEC Systemsa                      1,197,700
47,400    Intel Corp.                        3,700,163
67,300    Kla-Tencor Corporationa            2,574,225
18,000    Lattice Semiconductor Corp.a         925,875
12,800    Linear Technology Corp.              883,200
35,300    LSI Logic Corp.a                     891,325
23,300    Maxim Integrated Productsa           848,994
37,300    Microchip Technology Inc.a           783,300
31,400    National Semiconductor
          Corp.a                               657,438
26,400    Micron Technology Inc.a              767,250
72,300    Novellus Systems, Inc.a            3,126,975
64,400    Teradyne,Inc.a                    2,580,025
15,400    Texas Instruments                   833,525
23,500    Xilinx Inc.a              879,780
-------------------------------------------------------------------------------
Total Electronic Semiconductors  27,067,688
Total Common Stocks
          (Cost $85,338,459)     87,880,781
--------------------------------------------------------------------------------
Short-Term Commercial Notes 2.2%
--------------------------------------------------------------------------------
$611,050  American Family
          5.27%      10/26/98       611,050
--------------------------------------------------------------------------------
$425,040  Johnson Controls
          5.29%      9/28/98        425,040
--------------------------------------------------------------------------------
$213,000  Pitney Bowes
          5.29%      8/03/98        213,000
--------------------------------------------------------------------------------
$173,000                         Sara Lee
          5.29%      10/28/98       173,000
--------------------------------------------------------------------------------
$530,762  Warner Lambert
          5.27%      10/26/98       530,762
-------------------------------------------------------------------------------
Total Short-Term Commercial Notes
          (Cost $1,952,852)       1,952,852
-------------------------------------------------------------------------------
Total Investments 100.3%
          (Cost $87,291,311)     89,833,633
-------------------------------------------------------------------------------
Liabilities less other Assets (0.3%)        (245,879)
-------------------------------------------------------------------------------
Net Assets 100.0%              $ 89,587,754
The accompanying notes are an integral part of the financial statements.
a non-income producing security

Telecommunication and Utilities


Performance*
ICON Telecommunication and Utilities Fund (the "Fund") opened on July 9, 1997. The Fund's return since inception through 3/31/98 was 38.0%. The Lipper Utilities Index return was 26.5% for the same period. The Fund's return from 9/30/97 through 3/31/98 was 29.8%. The Lipper Utilities Index return from 9/30/97 through 3/31/98 was 22.0%. The Telecommunication and Utilities sector of the market has produced exceptional returns the last six months. As the volatile market punished some sectors in the fourth quarter of 1997, Telephone Service, Long Distance and Electric Utility stocks thrived. These three industries are currently the three biggest industry holdings in the Fund. With these core holdings, the Fund has outpaced most of its competition and the broad market since its inception. Telecommunication and Utilities stocks have long been thought to be defensive. They benefited from investor worries about the overall level of the stock market in the final quarter of 1997, as investors rushed to sectors thought to be "safe havens." Also in the last quarter of 1997, these interest rate-sensitive stocks were lifted by the strength in the bond market. After a brief pause in early 1998, the Telecommunication and Utilities sector again advanced as the broad market recovered and headed higher.

Industry Highlights
The Fund's two largest holdings are Telephone Services and Electric Utilities. Together, these two industries have comprised over 70% of the Fund. Telephone Service stocks have led the market for much of the last 12 months. These stocks have benefited from investor perception that the industry is defensive, the strength in the bond market and industry trends. The Fund's largest stock holdings in this industry have been Ameritech, BellSouth, SBC Communications, Bell Atlantic, Century Telephone and US West. Because of the high correlation of stocks within the industry, an active stock-picking approach is unnecessary. Fund monies have been spread evenly over the large capitalized companies in the group. Moreover, the Fund has minimized its turnover by avoiding buying and selling these companies on stock-specific news. The Telecommunications Act of 1996 opened most local and long distance markets to more competition, with certain restrictions. The process of demonopolization, however, has been slow. Incumbents in the local phone markets, the Telephone Service companies, continue to maintain monopoly-type status. In the short term, this has helped and will continue to benefit the share prices of these companies. An additional factor that has benefited the Telephone Service industry is the demand for new phone lines. This demand has been boosted by the strong economy as well as the proliferation of the Internet. Finally, consolidation continues to be a trend within the industry. The Electric Utility industry is also experiencing deregulation and consolidation. Although these factors have added uncertainty to an industry that historically has been characterized by stability, the long-term benefits are positive. In their newly competitive environment, Electric Utility companies will need renewed focus on cost cutting, distribution and marketing. The pace of deregulation in this industry also has been slow. Predicting which companies will thrive in the new competitive environment is a daunting task. However, the industry, with its attractive valuations and defensive characteristics, remains a compelling investment opportunity. For this reason, the Fund avoids stock picking and instead holds a diversified sample of stocks within the industry. Currently, the Fund owns 16 Electric Utility companies, including such names as Consolidated Edison, Duke Power, Pacificorp and Southern. For the first quarter of 1998, Long Distance stocks should post their first significant gain in revenue in nine quarters. Currently, AT&T is also on track to report a year-over-year earnings-per-share increase. However, analysts are calling for Sprint and MCI to post year-over-year earnings-per-share declines, due mainly to spending on new ventures. As these companies attempt to venture into newer markets, such as wireless and local, they incur large costs. In addition to the three Long Distance stocks mentioned previously, the Fund also owns Cincinnati Bell, LCI International and Worldcom. Despite the cloudy outlook for these stocks and the low growth rates forecasted, they have been market leaders over the last year. Further price run-ups could justify alternative investments within the sector. The Fund also owns a position in the Cellular and Wireless industry. These stocks, typically the most volatile in the sector, have been good performers. Although the Telephone Service, Long Distance, and Cellular and Wireless industries are all becoming more integrated, these stocks still offer diversification within the Fund.

Current Outlook
The share price appreciation of many stocks within the Telecommunication and Utilities sector has exceeded 40% in the last six months. As such, there are currently fewer opportunities to exploit than those that existed just a few months ago. A renewed rally in the bond market or further investor skittishness could continue to draw investor attention to these shares. This sector still offers some of the benefits of its traditional defensive labeling. As many of these stocks pay dividends in excess of the overall market, they are popular among defensive investors. Still, their appreciation in the most recent six months has surpassed most growth-oriented sectors. The Advisor believes good opportunities remain in the Fund, but that performance in the near future is unlikely to match the spectacular returns posted in the last six months.


Portfolio Profile                                March 31, 1998        September 30, 1997
Equities                                         94.9%                 95.2%
Top 10 Equities (% of Net Assets)                35.6%                 31.8%
Number of Stocks                                    38                    42
Cash & Cash Equivalents                           5.1%                  4.8%

---------------------------------------------------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30, 1997
Ameritech Corportation                            4.2%                     -
Bell South                                        4.0%                  2.9%
SBC Communications Inc.                           3.8%                  2.9%
Century Telephone Enterprise                      3.7%                  3.6%
US West Inc-Communication                         3.6%                     -
Bell Atlantic                                     3.6%                  3.8%
Alltel Corp.                                      3.5%                  3.0%
GTE Corp.                                         3.4%                  2.8%
Houston Industries                                2.9%                     -
Pacific Gas & Electric                            2.9%                     -

---------------------------------------------------------------------------------------------------------------------------
Top Industries                                   March 31, 1998        September 30, 1997
Electric Companies                               41.7%                 31.9%
Telephone Services                               33.9%                 32.2%
Telephone Long Distance                          10.9%                 11.6%
Cellular/Wireless Telecommunications              8.4%                 11.5%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The Lipper Utility Funds Index is a total return performance index consisting of the largest mutual funds within its respective investment objective category. It is comprised of 30 funds. The Lipper Utility Funds Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares or Principal Amount     Market Value
Common Stocks 94.9%
Cellular/Wireless Telecommunications 8.4%
25,800    360 Communications Co.a         $ 806,250
24,600    Airtouch Communications
          Inc.a                   1,203,863
21,800    Comsat Corp.              750,737
23,800    Nextel Communicationsa            803,250
27,500    Vanguard Cellular Systems
          Class A                   500,156
-------------------------------------------------------------------------------
Total Cellular/Wireless
Telecommunications                4,064,256
Telephone Services 33.9%
19,200    Aliant Communications Inc.652,800
38,400    Alltel Corp.            1,677,600
41,500    Ameritech Corp.         2,051,656
17,035    Bell Alantic            1,746,088
28,800    Bell South Corp.        1,945,800
28,900    Century Telephone Enterprise      1,766,513
21,400    Frontier Corp.            696,837
27,900    GTE Corp.               1,670,513
41,800    SBC Communications Inc.           1,823,525
13,200    Telephone & Data          627,000
31,900    U S West Communications Grp.  1,746,525
-------------------------------------------------------------------------------
Total Telephone Services         16,404,857
Telephone Long Distance 10.9%
11,100    AT&T Corp.                728,438
29,200    Cincinnati Bell         1,040,250
26,700    LCI International Inc.a           1,027,950
16,600    MCI Communications        821,700
 9,800    Sprint Corp.              663,337
23,100    Worldcom Inc./Ga-Class A          994,744
-------------------------------------------------------------------------------
Total Telephone Long Distance     5,276,419
Electric Companies 41.7%
23,400    American Electric Power           1,175,850
28,500    Carolina Power & Light            1,289,625
33,100    Cinergy Corp.           1,224,700
27,000    Consolidated Edison of NY1,262,250
30,000    Dominion Resources Inc.           1,260,000
21,800    Duke Power              1,298,463
43,000    Edison International    1,263,125
41,100    Entergy Corp.           1,222,725
20,800    FPL Group Inc.          1,336,400
49,500    Houston Industries Inc.           1,423,125
41,900    Pacific Gas & Electric            1,382,700
44,800    Pacificorp              1,103,200
48,000    Peco Energy Co.         1,062,000
35,900    Public Service Enterprises        1,359,712
48,600    Southern Co.            1,345,612
30,500    Texas Utilities Co.     1,199,031
-------------------------------------------------------------------------------
Total Electric Companies         20,208,518


Shares or Principal Amount     Market Value
Common Stocks - continued
Total Common Stocks
          (Cost $37,961,899)   $ 45,954,050
-------------------------------------------------------------------------------
Short-Term Commercial Notes 5.1%
-------------------------------------------------------------------------------
$834,629  General Mills
          5.29%      05/18/98       834,629
-------------------------------------------------------------------------------
$402,000  Pitney Bowes
          5.29%      08/03/98       402,000
-------------------------------------------------------------------------------
$283,000  Johnson Controls
          5.29%      09/28/98       283,000
-------------------------------------------------------------------------------
          5.29%      10/28/98       324,054
-------------------------------------------------------------------------------
          5.27%      10/26/98       642,916
-------------------------------------------------------------------------------
Total Short-Term Commercial Notes
          (Cost $2,486,599)       2,486,599
-------------------------------------------------------------------------------
Total Investments 100.0%
          (Cost $40,448,498)     48,440,649
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Net Assets 100.0%              $ 48,411,932
The accompanying notes are an integral part of the financial statements.
a non-income producing security.

Transportation


Performance*
ICON Transportation Fund (the "Fund") opened on May 9, 1997. The Fund's return since inception through 3/31/98 was 30.0%. The Standard & Poor's Transportation Index return was 32.0% for the same period. The Fund's return from 9/30/97 through 3/31/98 was 4.8%. The Standard & Poor's Transportation Index return from 9/30/97 through 3/31/98 was 10.2%. Transportation stocks were among market leaders in the first three quarters of 1997. In the last six months, these stocks have appreciated, yet have trailed the overall market. The outperformance of the Fund relative to its benchmark is due to the performance of several industries. Airline and Trucking and Parts stocks originally held in the Fund were sold as their excessive price run-ups caused their valuations to look expensive. Nearly all of these stocks were sold for gains that exceeded the market return over the same holding period. The three industries still held in the Fund--Auto Parts and Equipment, Truckers, and Railroads--have all contributed positively to performance. In the last year, the environment for Transportation stocks has been exceptional. The economy has experienced steady growth with little sign of inflation. Strong business spending in areas such as executive travel and product shipping has increased the demand for Transportation goods and services. Consumer spending, too, has helped spark the Airline and Automotive-related industries. Falling oil prices also have lifted stock prices within the sector. As oil prices fall lower, the cost of business for almost all Transportation companies is decreased, directly benefiting earnings per share.

Industry Highlights
The Auto Parts and Equipment industry is currently the largest holding in the Fund. A wide range of Auto Parts and Equipment companies are represented, including both original equipment manufactures (OEMs) and replacement parts companies. The OEMs have benefited from an outsourcing trend in the automotive industry. Automotive companies, in an effort to be more efficient, are outsourcing an increasing proportion of their work to the OEMs. Replacement companies have faced a more difficult operating environment recently. With inflation low, replacement companies face a tough pricing environment. To be successful, they must cut costs, as the consumer is unwilling to pay premium prices for these products. After suffering through many difficult years following deregulation, Trucking stocks continue to show improvement. When initially purchased for the Fund, Trucking stocks were out of favor with the investing public. As fundamentals have gradually improved, however, these stocks have rebounded. Falling oil prices have helped Trucking shares, as well, reducing costs and boosting earnings per share. Finally, these stocks have been helped by the problems at Railroad companies, which compete with Trucking companies for business. Congested Railroad traffic has diverted some business away from Railroads and to the Truckers. The news in the Railroad industry, however, is not all bad. Despite well-publicized problems at Union Pacific, other companies are doing quite well. Posting healthy gains, five of the Fund's seven Railroad holdings have participated in the market's advance in 1998. Currently, Railroad stocks have very low expectations built into their prices. Thus, any positive operating news could have a strong impact on these shares. As their short-term congestion problems are eventually solved, the investing public should begin to look more favorably on these stocks. The Advisor views these stocks as defensive in the short term, with considerable long term appreciation potential. Negative sentiment, which has constrained share price advances, should not persist much longer. Airline and Trucking and Parts stocks contributed positively to the Fund's performance. Because they no longer represented undervalued investments, these industries were sold in the Fund. The Advisor believes that good news and prospects for both industries are already priced into these shares and that more compelling investment opportunities will be found elsewhere at this time.

Current Outlook
Transportation stocks have benefited from the strong economy, and many stocks within the sector are trading on the high end of their valuation range. Transportation stocks remain highly cyclical. If the "Goldilocks economy" continues, with stable growth and low inflation, these companies will prosper. However, an economic hiccup could remind investors of the downside of owning cyclical investments. In the Fund Advisor's opinion, the most undervalued industries within the sector are Auto Parts and Equipment, Truckers and Railroads. All three of these have solid long-term appreciation potential and should have downside protection versus other Transportation industries.


Portfolio Profile                                March 31, 1998        September 30, 1997
Equities                                         96.0%                 99.20%
Top 10 Equities (% of Net Assets)                41.8%                 35.6%
Number of Stocks                                    32                    42
Cash & Cash Equivalents                           4.1%                  0.9%

---------------------------------------------------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30, 1997
FDX Corporation                                   4.8%                     -
M S Carriers Inc.                                 4.7%                  3.6%
Werner Enterprises, Inc.                          4.4%                  4.1%
Echlin Corporation                                4.4%                     -
Burlington Northern Santa Fe                      4.4%                     -
Landstar System Inc.                              4.0%                  3.2%
Dana Corp.                                        3.9%                  3.3%
U.S. Freightways Corp.                            3.8%                  3.4%
ITT Industries Inc.                               3.7%                  3.2%
Union Pacific Corp.                               3.7%                     -

---------------------------------------------------------------------------------------------------------------------------
Top Industries                                   March 31, 1998        September 30, 1997
Auto Parts & Equipment                           38.7%                 35.0%
Truckers                                         32.0%                 36.3%
Railroads                                        20.5%                 11.0%
Diversified                                       4.8%                     -

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The S&P Transportation Index is a capitalization-weighted index that measures the performance of the transportation sector of the S&P SuperComposite Index. It is comprised of 41 stocks. The S&P Transportation Index is an unmanaged index that includes the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares or Principal Amount     Market Value
Common Stocks 96.0%
Diversified 4.8%
12,080    FDX Corp.             $   859,190
-------------------------------------------------------------------------------
Auto Parts & Equipment 38.7%
21,000    Cooper Tire & Rubber      498,750
12,000    Dana Corp.                698,250
 8,600    Danaher Corp.             653,063
15,300    Echlin Inc.               802,294
15,400    Genuine Parts Co.         587,125
7,900     Goodyear Tire & Rubber Co.598,425
17,700    ITT Industries Inc.       673,706
12,500    Mark IV Industries Inc.           284,375
13,800    Modine Manufacturing Co.  479,550
11,100    OEA Inc.                  201,881
12,300    Snap-On Tools Inc.        561,188
16,500    Superior Industrials
          International Inc.        547,594
7,300     TRW Inc.                  402,412
-------------------------------------------------------------------------------
Total Auto Parts & Equipment      6,988,613
Truckers 32.0%
36,800    American Frieghtways Corp.404,800
29,200    Arnold Industries Inc.            492,750
13,100    Heartland Express Inc.            363,525
22,400    Landstar Systems Inc.     722,400
25,000    M S Carriers Inc.a        846,875
44,250    Rollins Truck Leasing     611,203
13,600    Ryder Systems Inc.        516,800
18,900    U.S. Freightways Corp.            680,400
31,500    Werner Enterprises Inc.           803,250
18,000    Yellow Corp.a             344,250
-------------------------------------------------------------------------------

Shares or Principal Amount       Market Value
Common Stocks - continued
Railroads 20.5%
7,700     Burlington Northern
          Santa Fe              $   800,800
6,600     CSX Corp.                 392,700
7,400     GATX                      577,200
    150   Illinois Central Corp.            5,897
9,800     Kansas City Southern Inds         431,200
11,000    Norfolk Southern Corp.            411,125
11,900    Union Pacific Corp.       668,631
14,700    Wisconsin Central
          Transportation            413,897
-------------------------------------------------------------------------------
Total Common Stocks
          (Cost $14,473,341)     17,335,506
-------------------------------------------------------------------------------
Short-Term Commercial Notes 4.1%
-------------------------------------------------------------------------------
          5.29%      10/28/98       450,614
-------------------------------------------------------------------------------
$290,812  Warner Lambert
          5.27%      10/26/98       290,812
-------------------------------------------------------------------------------
          (Cost $741,426)           741,426
-------------------------------------------------------------------------------
          (Cost $15,214,767)     18,076,932
-------------------------------------------------------------------------------
Liabilities less other Assets (0.0%)        (16,432)
-------------------------------------------------------------------------------
Net Assets 100.0%              $ 18,060,500
The accompanying notes are an integral part of the financial statements.
a non-income producing security
                                   ICON FUNDS



                        Management Discussion & Analysis



Short-Term Fixed Income


Performance*
ICON Short-Term Fixed Income Fund (the "Fund") opened February 7, 1998. The Fund's return since inception through 3/31/98 was 5.1%. The Merrill Lynch 1 Year Treasury Index return was 6.0% for the same period. The Fund's return from 9/30/97 through 3/31/98 was 2.7%. The Merrill Lynch 1 Year Treasury Index return from 9/30/97 through 3/31/98 was 2.8%.

Fund Highlights
The objective of the ICON Short-Term Fixed Income Fund (the "Fund") is to attain high current income consistent with the preservation of capital. Under normal conditions the Fund invests in US Treasury and agency obligations. We are active in duration management for the Fund, and are attempting to maintain a neutral duration in the Fund despite heavy cash flows. As of March 31, 1998, portfolio duration remained neutral at 0.9 years.

Current Outlook
While the timing of the next leg of the fixed income bull market has been delayed, we remain constant in our view of low and possibly declining interest rates. We remain constructive on the US bond market and plan to maintain a neutral duration due to the small size of this portfolio. We expect Treasuries to become dear as debt reduction begins. In a portfolio of this size, the most efficient way to capitalize on this anticipated trend is to own agencies. With the short-term yield curve flat out through 3 years, we intend to buy agencies maturing in 1 year, the peak of the agency curve.

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. Past performance does not guarantee future results. The Merrill Lynch 1 Year Treasury Index returns are unofficial returns approximated by the Wellington Management Company OnLine system.

Schedule of Investments
March 31, 1998
(Unaudited)

Principal Amount               Market Value
U.S. Government Agencies 60.5%
Federal Home Loan Bank
$4,000,000                      5.80%     $ 4,001,792
--------------------------------------------------------------------------------
          (Cost $3,995,938)     $ 4,001,792
Repurchase Agreement 40.8%
          Swiss Bank Corp.
          Dated 3/31/98,
          maturing 4/1/98
          To be repurchased at
          $2,703,000
          Collateralized by
          $1,233,000, in U.S.
          Government Agencies 87/8%
          Due 8/15/25, value
          $1,383,557
          (Cost $ 2,703,000)    $ 2,703,000
--------------------------------------------------------------------------------
          (Cost $6,698,938)       6,704,792
--------------------------------------------------------------------------------
Other Assets less Liabilities (1.3)%        (92,352)
-------------------------------------------------------------------------------
Net Assets 100.0% $ 6,612,440 The accompanying notes are an integral part of the financial statements.
                                   ICON FUNDS



                        Management Discussion & Analysis



Asia Region


Performance*
ICON Asia Region Fund (the "Fund") opened on February 25, 1997. The Fund's return since inception through 3/31/98 was (16.9%). The Morgan Stanley Capital International Pacific Index (in U.S. dollars) return was (20.3%) for the same period. The Fund's return from 9/30/97 through 3/31/98 was (16.4%). The Morgan Stanley Capital International Pacific Index (in U.S. dollars) return from 9/30/97 through 3/31/98 was (18.7%). The Fund continues to be heavily invested in Japan. However, as the Japanese market has faltered in the second half of this quarter and the remaining Asian countries begin to rebound from the currency crisis, the Japanese holding has taken a slightly lower position than it did through 1997. The Japanese market hit a low for this calendar year on January 12, 1998, and has been volatile since that time. Unfortunately, the Japanese market opened the year poorly and hit a high on February 10, 1998. Japan has since backtracked from that high and, through March 31, 1998, shows only 1.86% appreciation according to the MSCI Japan Index (in U.S. dollars). The remaining investments in the Fund have not changed since the 1997 ICON Funds annual report. The Fund currently holds investments in Hong Kong, Malaysia and Singapore, as well as Japan. Their valuations are promising and these holdings reduce overall fund risk through diversification. The Hong Kong, Malaysia and Singapore markets continued to depreciate through the fourth quarter of 1997 as the effects of the Asian currency crisis reverberated through the region. Investors overreacted and liquidated positions in those markets as the currencies collapsed and the news reported their banking sectors were in a state of crisis. However, these same markets have rebounded during First Quarter 1998. The Malaysian market is one of the best performers in the world, year-to-date, as the MSCI Malaysia Free Index (in U.S. dollars) has appreciated 29.50% to March 31, 1998. Over the same time period, the MSCI Singapore Free Index (in U.S. dollars) was up slightly and the MSCI Hong Kong Index (in U.S. dollars) was down slightly. The Fund has held up well against the MSCI indices as performance paralleled that of Singapore and Japan; these countries comprise the largest portion of the Fund. Because the Fund is not hedged against foreign currency weaknesses, it has lost some value as the U.S. Dollar has continued to strengthen through March 31, 1998.

Country Highlights
Japanese Gross Domestic Product is expected to see 0% growth in 1998 and 1.0% growth in 1999, according to the April 4-10, 1998 edition of The Economist. Domestic demand is still sluggish, as the Japanese consumer tends to save in periods of economic uncertainty. Japan has faltered as a "savior" for the rest of Asia. The number of bankruptcies has grown, threatening some of the larger companies on the Japanese landscape. The bad debt held by many of the large banks is significantly greater than initially expected. Confidence in the economy has fallen to an abysmal level as shown in the most recent Tankan survey reflecting Japanese business assurance. The taxpayer seems to doubt the government's ability to keep Japan out of a serious recession. And on and on and onE The Japanese market has been very sensitive to any news that is released about government actions to improve these statistics. Unfortunately, the market has not seen a catalyst yet to spark a continued rally. However, the Fund will maintain its current weightings as the Fund Advisor does not expect to predict the catalytic event. This market is extremely undervalued even in view of the state of the economy. Investors seem to fear that Japan will never recover from the lows to which it has now fallen. Emotional overreaction has caused the market to be at levels significantly different from fair value. The current focus has been on a 16 trillion Yen ($123 billion in U.S. dollars) government stimulus package that was announced at the end of March 1998. Details of the package were not released, leading to fear that the package will not include tax cuts necessary to spark the economy and consumer spending. News reports allow that Japanese officials disagree on the structure of the package, but there has been hope that those favoring tax cuts will eventually "win the vote". Package details will not be divulged until the 1998 budget bill passes in late April. However, the bad news in Japan seems to be priced into this market, and the Fund Advisor expects the Fund to show improved performance as Japan begins to rally. As noted previously, non-Japan holdings are divided among Malaysia, Singapore and Hong Kong. Malaysia is a prime example of the path expected in Japan this year. In the midst of the currency crisis, the Malaysian market lost a significant portion of its market capitalization as well as much of the value of its currency. Investors feared the worst as it seemed the Malaysian banking system was on the verge of disaster. Their overreaction is reflected in the fact that Malaysian market performance through March 31, 1998, was 29.50% year-to-date. Hong Kong and Singapore have not helped Fund performance as those markets have been flat. Their economic prospects fall somewhere between those of Japan and Malaysia. Their economies are at better starting points than Malaysia, but they do not have the strength or diversification of the Japanese economy to ease the downturn. These markets are undervalued and will continue to hold small positions in the Fund.

Current Outlook
History has shown that when market sentiment is at its worst, markets rally. Investors have overestimated the negative consequences of the poor Japanese economy. The Japan market is cheap, even after taking falling earnings and estimates into consideration.



Portfolio Profile                         March 31, 1998               September 30,1997
Equities                                         96.3%                 97.1%
Top 10 Equities (% of Net Assets)                33.3%                 31.2%
Number of Stocks                                   135                   138
Cash & Cash Equivalents                           0.0%                  2.9%

---------------------------------------------------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30,1997
Nippon Telephone & Telegraph                      7.2%                  6.9%
Toyota Motor Corporation                          5.9%                  5.4%
Bank of Tokyo-Mitsubishi, Ltd.                    3.5%                  2.4%
Kinki Nippon Railway                              2.9%                     -
Matsushita Electric Industrial Co.                2.6%                  2.4%
Honda Motor Company                               2.4%                  2.6%
Sony Corporation                                  2.3%                  2.3%
Sumitomo Bank                                     2.3%                  2.4%
Nomura Securities Company                         2.1%                     -
Bridgestone Corp. First Sec Y                     2.1%                     -

---------------------------------------------------------------------------------------------------------------------------
Top Countries                                    March 31, 1998        September 30, 1997
Japan                                            77.2%                 79.2%
Singapore                                         7.7%                  7.6%
Malaysia                                          6.4%                  4.0%
Hong Kong                                         5.0%                  6.3%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments which include political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results. The Morgan Stanley Capital International Pacific Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore). The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Pacific Index is an unmanaged index that does not include the reinvestment of dividends and does not reflect deductions for commission, management fees and expenses.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares                         Market Value
Common Stocks & Rights 96.3%
Hong Kong 5.0%
31,400    Bank of East Asiaa    $    65,248
77,000    Cathay Pacific Airwaysa           75,032
41,000    Cheung Kong Holdings      291,041
 6,000    Cheung Kong Infrastructurea       17,888
32,000    China Light & Power       161,073
44,000    Chinese Estates HL         14,765
 5,000    Citic Pacific Ltd.         17,682
14,000    Cosco Pacific Ltd.         11,745
22,500    Dickson Concepts Intl.            39,203
18,000    Guoco Group Ltd.           44,140
22,000    Hang Lung Dev. Co.         31,943
32,500    Hang Seng Bank            317,741
35,500    Hong Kong & Shanghai
          Hotels                     29,094
150,400   Hong Kong Telecom         310,581
47,000    Hong Kong & China Gasa            78,858
111,000   Hopewell Holdingsa         24,641
62,000    Hutchison Whampoa Ltd.            436,109
22,000    Hysan Developmenta         35,493
25,000    Miramar Hotel              30,008
34,000    New World Development     120,017
32,000    Peregrine Investment
          Holdings                   17,759
33,000    Shangri La Asis Ltd.       28,323
78,000    Shun Tak Holdingsa         18,121
36,000    Sun Hung Kai Properties           245,094
53,000    Swire Pacific Ltd.         50,961
10,000    Television Broadcasta      26,329
40,000    Wharf Holdings             78,471
-------------------------------------------------------------------------------

Shares                         Market Value
Common Stocks - continued
Japan 77.2%
104,000   All Nipon Airways Company       $ 552,947
151,000   Asahi Glass Co. Ltd.      835,675
145,000   Bank of Tokyo-Mitsubishi Ltd.1,761,517
 46,000   Bridgestone Corp. First SEC       1,041,761
 37,000   Canon Inc. Y50            835,164
 27,800   Chubu Electric Power Co.          414,860
 50,000   Dai Nippon Printing Co. Ltd.      824,890
 45,000   Denso Corporation         843,638
    100   East Apan Railway         463,438
 27,000   Fuji Photo Filma        1,004,266
 72,000   Fujitsu Ltd. Y50          750,500
134,000   Hitachi Y50               974,720
 34,000   Honda Motor Company     1,223,837
129,000   Industrial Bank of Japan Ltd.880,308
 15,000   Ito-Yokado Co. Ltd.       812,142
 39,800   Kansai Electric Power     668,551
398,000   Kawaski Steel Corporation         584,982
264,000   Kinki Nippon Railway    1,441,248
 95,000   Kirin Brewery Co. Ltd.            847,762
 17,700   Kyocera Corp.             929,126
266,000   Marubeni Corporation      700,152
 82,000   Matsushita Electric
          Industrial, Ltd.        1,315,925
116,000   Mitsubishi Corporation            948,174
 70,000   Mitsubishi Estate Co. Ltd.        682,409
248,000   Mitsubishi Hvy Indy Y50a          942,895
146,000   Mitsubishi Motors Y50a            405,096
 79,000   Mitsui Fudosan            752,375
 74,000   NEC Corporation Y50       743,601
429,000   Nippon Steel Company      688,453
    439   Nippon Telephone
          & Telegraph             3,654,189
132,000   Nissan Motor Company      504,833
 89,000   Nomura Securities Co.   1,047,836
 24,000   Sanyo Company Ltd.        665,911
7,000     Seven Eleven Japan        479,786
 112,000  Sharp Corporation         764,298
 13,500   Sony Corporation        1,143,973
112,000   Sumitomo Bank, Ltd.     1,142,248
 37,000   Takeda Chemical           940,600
 80,000   Tokio Marine & Fire       893,881
 47,900   Tokyo Electric Power      905,190
140,000   Toshiba Corp.             566,925
112,000   Toyota Motor Corporation          2,981,603
-------------------------------------------------------------------------------
Total Japan                      40,561,685
The accompanying notes are an integral part of the financial statements.
a non-income producing security

Shares                         Market Value
Common Stocks - continued
Malaysia 6.4%
 26,200   AMMB Holdings Berhad  $    30,088
 36,000   Commerce Asset Holdings           31,451
 22,000   Edaran Otomobil Nasional BHD40,495
100,400   Ekran Berhad               32,548
9,400     Berjaya Sports Toto Berhad 25,567
 73,000   Golden Hope Plantations           92,255
 30,000   Hicom Holdings Berhad      17,143
 69,000   Hong Leong Bank Berhad            59,903
 35,000   Hume Industries            38,078
 33,000   Jaya Tiasa Holdings Berhad        56,663
 61,000   Kuala Lumpur Kepon Berhad 146,638
163,000   Magnum Corp Berhad        139,718
 10,000   Malakoff Berhad            26,786
67,000    Malayan Banking           257,698
 61,000   Malaysian Helicopter Service17,932
 58,000   Malaysian International
          Shipping                  111,541
 83,333   Malaysian Resources Corp.  48,536
 16,000   Nestle Berhad              88,793
 22,000   New Straits Times Press           34,451
 44,400   Oriental Holdings Berhad          92,705
 31,000   Perusahaan Otomobil
          Nasaional                  54,081
 24,000   Petronas Gas Berhad        63,958
 86,400   Public Bank Berhad         51,034
 73,000   RHB Capital BHD            64,177
 31,000   Rashid Russain BHD         44,287
 42,000   Resorts World Berhad       92,887
 79,000   Renong Berhad              31,253
 20,400   Rothmans of Pall Mall
          Berhad                    170,938
152,000   Sime Darby Malay Regd     170,378
185,500   Telekom Malaysia          642,131
168,000   Tenaga Nasional Berhad            424,625
 54,000   United Engineers           63,199
 54,000   YTL Corp. Berhad           90,498
-------------------------------------------------------------------------------
Total Maylasia                    3,352,435

Shares    Market Value
Common Stocks - continued
Singapore 7.7%
7,000     Cerebos Pacific Limited         $ 16,558
 57,000   City Developments         280,596
 6,000    Creative Technology Limited       132,264
 20,000   Cycle & Carriage Limited          90,405
104,000   DBS Land                  175,807
 31,900   Development Bank          233,084
5,800     Dev Bk Singapore Rights           0
 20,000   Faser & Neave              84,832
 10,000   Great Eastern Life Assurance      86,690
 85,000   Hotel Properties SGDI      55,265
 48,000   Inchcape Berhad            83,817
154,000   IPC Corporation            17,641
 70,000   Keppel Corporation        210,656
 16,000   Keppel Fels Ltd.           44,781
 20,000   Keppel Land Ltd.           27,617
 13,000   Marco Polo Developments           16,744
 13,000   Metro Holdings Ltd.        16,583
 39,000   Natsteel Ltd.              60,615
120,000   Neptune Orient Lines Ltd.         57,215
 27,000   Overseas Chinese Bank     152,141
 17,000   Overseas Union Bank        66,318
 28,000   Overseas Union Enterprises 66,925
 10,000   Sembawang Corporationa            22,292
 46,000   Shangri La Hotel Ltd.      74,912
192,000   Sime Singapore Ltd.        61,822
 79,000   Singapore International
          Airlines                  562,555
 17,000   Singapore Land Ltd.        54,738
 16,588   Singapore Press Holdings          190,023
 63,000   Singapore Technologies            72,949
445,000   Singapore Telecom         782,561
156,000   United Industrial Corp.           68,101
 25,000   United Overseas Bank      138,549
6,000     Venture Manufacturing      22,292
--------------------------------------------------------------------------------
Total Common Stocks & Rights
          (Cost $58,482,908)     50,558,828
-------------------------------------------------------------------------------
          (Cost $58,482,908)     50,558,828
-------------------------------------------------------------------------------
Other Assets less Liabilities 3.7%          1,865,691
-------------------------------------------------------------------------------
Net Assets 100.0% $ 52,424,519 The accompanying notes are an integral part of the financial statements.

Summary of Investments by Industry
                           % of Investments
Telecommunications                   10.23%
Automobiles                           9.98%
Banks                                 9.75%
Electronic Materials                  8.28%
Electronic Components                 6.18%
Real Estate                                 5.09%
Cash                                  3.70%
Transportation                        3.61%
Trading                               3.19%
Pharmacy                              3.09%
Water Distribution                    2.96%
Computers                             2.81%
Financial Services                    2.40%
Special Retail                        2.40%
Steel Metal                                 2.39%
Airlines                              2.30%
Energy Equipment                      2.09%
Press Print                                 2.09%
Tires & Rubber                        2.09%
Food                                  2.08%
Chemicals                             1.90%
Insurance                             1.90%
Industrial Equipment                  1.89%
Multi-Industry                        1.87%
Glass                                 1.60%
Sea Transportation                    0.71%
Hotel/Tour                                  0.61%
Automobile Equipment                  0.59%
Construction Materials                0.49%
Leisure                         `     0.48%
Tobacco                               0.29%
Breweries                             0.20%
Engineering                                 0.20%
Wholesale                             0.14%
TV, Radio                             0.13%
Textiles                              0.12%
Oil Production                        0.11%
Department Stores                     0.06%
------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.

North Europe Region


Performance*
ICON North Europe Region Fund (the "Fund") opened on February 18, 1997. The Fund's return since inception through 3/31/98 was 28.9%. The Morgan Stanley Capital International Europe Index (in U.S. dollars) return was 43.9% for the same period. The Fund's return from 9/30/97 through 3/31/98 was 16.6%. The Morgan Stanley Capital International Europe Index (in U.S.
dollars) return from 9/30/97 through 3/31/98 was 19.4%.
Fourth Quarter 1997 was a difficult period for North Europe markets. According to the Morgan Stanley country indices, the average of those countries held in the Fund were up only 1.55%. The Fund slightly outperformed this rough average with performance of 1.94% in the fourth quarter. The outlook brightened in First Quarter 1998. From December 31, 1997 through March 31, 1998, an average of the Morgan Stanley country indices for the countries that are held in the Fund is up 16.47%. The Fund itself slightly underperformed in this period with appreciation of 14.35%. The largest country holdings in the Fund are Germany and the United Kingdom. These markets added significantly to performance with the UK up 17.31% through First Quarter 1998, and Germany contributing 16.65%, according to the Morgan Stanley Capital International (MSCI) indices (in U.S. dollars). Denmark and Belgium also showed improvement from Fourth Quarter 1997. These markets appreciated 14.65% and 17.26% respectively. The Fund continues to be unhedged against foreign currency movement. Although the U.S. Dollar continues to strengthen, as it has in the last few years, the European currency markets are becoming more stable as they prepare for the run up to conversion to the Euro on January 1, 1999. Exchange rates [of those currencies that will be included in the European Union (EU)] against the Euro will be set on May 2, 1998.

Country Highlights
Europe as a whole has appreciated substantially in 1998. The countries comprising the North Europe region, however, have lagged behind those of South Europe (as defined by the ICON Funds). At the heart of the disparity is fulfillment of the Maastricht criteria that will allow these countries to be start-up members of the EU. Each individual country had to take steps to make its economy more stable, and that stability is defined by the Maastricht criteria. Inflation and interest rates have to be low relative to the lowest of the joining countries. Government debt and deficit have to be low. Currencies have to be stable within the Exchange Rate Mechanism (ERM). The economies of South Europe began this shift from a financial position weaker than those in North Europe. Accordingly, they have had more room for improvement and, as they did improve, their markets benefited. Now, however, the North Europe markets have lagged behind those of South Europe. As a result, the valuations of the countries in North Europe reflect many bargains awaiting. The second major theme as First Quarter 1998 ends is the crisis in Asia. There has been much speculation that this event would have a large, negative impact on European earnings. Markets in North Europe have remained undervalued, as investors feared a market correction from negative-earnings surprises. Although external trade with East Asia represents more than 25% of the EU's total external trade, this correction has failed to materialize. Domestic demand in Europe and the United States has been strong enough to take up the slack. Actually, a positive result of the Asian crisis has been consistently low, long-term yields as the economies have yet to overheat. Germany and Belgium will be initial members of the European Union as it launches in January 1999. Germany is one of the larger holdings in the Fund and has been a significant performer, as detailed previously. Capital goods orders and capacity utilization have improved in the country throughout 1997 and into 1998, which indicates companies are investing. With low interest rates, capital spendings should continue. The German market is cheap, and the economy holds much promise. Valuations show there is room for growth. Great Britain and Denmark will remain outside the European Union for the first round. Both economies are healthy and, if their constituencies desired, both would be initial members. For now, however, they are members of the ERM and their economies are progressing well. These markets, too, are undervalued and should do well in the coming year.

The Current Outlook
Fears about the impact of the Asian crisis on Europe appear excessive. Sluggish domestic demand has yet to materialize. This concern, however, has kept the nations of North Europe undervalued. Although significant movement has been seen in 1998, these markets have yet to reach fair value. The countries of North Europe seem attractive, as they should be able to maintain an upswing until value becomes stretched. Although the valuations for these four countries are similar, the dynamics of the future for the economies are different. As noted previously, Germany and Belgium will be initial members of the European Union. Great Britain and Denmark will delay their entry. Because Germany and Belgium have to maintain stability in their economies for convergence, they will act similarly. They also will share the common benefits and common adjustments that have yet to be discovered when the 11 members accept a single currency. Great Britain and Denmark also have healthy economies. The diversification benefit of this pool of countries will come as the European Union gains steam and the 11 members begin to act even more similarly. Great Britain and Denmark are taking a "wait and see" approach, and in delaying, they will not have the same experiences of Belgium and Germany. Given these differences, the Fund should be well positioned going into the European Union conversion.




Portfolio Profile                         March 31, 1998    September 30, 1997
Equities                                         97.9%                 98.0%
Top 10 Equities (% of Net Assets)                26.7%                 31.9%
Number of Stocks                                   120                   118
Cash & Cash Equivalents                           0.5%                  2.5%

--------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30, 1997
D/S Svenborg                                      5.1%                  5.2%
Den Danske Bank                                   3.5%                  5.2%
Allianz AG                                        2.8%                  2.9%
Tele Danmark                                      2.4%                     -
Daimler Benz AG                                   2.3%                     -
Deutsche Bank AG                                  2.3%                  2.3%
British Petroleum Ord.                            2.2%                     -
Muenchener Ruechkver AG Reg.                      2.2%                     -
Novo Nordisk                                      2.0%                  4.7%
Siemens AG                                        1.9%                  2.1%

--------------------------------------------------------------------------------
Top Countries                                    March 31, 1998        September 30, 1997
Germany                                          32.3%                 36.6%
United Kingdom                                   32.2%                  7.5%
Denmark                                          24.4%                 40.0%
Belgium                                           9.0%                 13.9%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments which include political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results. The Morgan Stanley Capital International Europe Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe Index is an unmanaged index that does not include the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares                         Market Value
Common Stocks & Rights 98.0%
Belgium 9.0%
    315   Banque Bruxelles Lambert        $ 88,764
    405   Barco (Belgium American
          Radio Corp.)              104,677
    118   Bekaert NV                 86,453
1,180     Ciementeries CBR NPV      114,137
3,052     Delhaize-Le Lion          196,006
3,001     Electrabel SA             764,629
1,796     Fortis AG                 499,034
    781   Gevaert SA                 43,709
    346   Glaverbel SA               44,442
1,202     Groupe Bruxelles Lambert          207,639
    639   Kredietbank NPV           343,378
1,572     Petrofina SA              567,626
    703   Royale Belge              246,472
5,010     Solvay Et Cie NPV         379,537
4,350     Tractbel Inv. Intl. NPV           457,248
2,596     Union Miniere NPV         181,011
------------------------------------------------------------------------------
Denmark 24.4%
3,520     Bang & Olufsen Holdings           222,196
2,197     Bikuben Girobank          134,009
11,147    Carlsberg                 721,763
4,452     Cheminova A/S B           112,411
    746   Codan Forsikring          132,277
1,610     D/S Norden                176,196
     10   D/S 1912 B                468,110
     36   D/S Svenborg            2,448,641
13,394    Danisco                   879,681
12,913    Den Danske              1,687,718
1,126     Det Danske Traelastkompagni111,807
6,066     Fin Industri Handvaerk            141,634
1,619     Finansieringsselsk Gefion         31,922
11,787    FLS Industries            334,401
4,611     ISS International Service
          System                    220,424
    448   Jyske Bank                 51,793
3,729     Korn OG Foderstofkomp      97,858
1,478     Lauritzen Holdings        153,049
5,791     Novo Dordisk              985,755
    150   Potagua                     4,702
4,468     Radiometer                221,827
3,919     Ratin A/S                 694,895
3,919     Sophus Berendsen          152,321
1,379     Sydbank                    68,465
12,915    Tele Danmark            1,172,488
    922   Topdanmark                163,484
1,560     Tryg Baltica Forsikring           122,659
-------------------------------------------------------------------------------
Total Denmark                    11,712,486
Germany 32.3%
1,212     Adidas AG                 214,929
4,470     Allianz AG              1,349,941
     52   Allianz Lebenscersicherungs       50,613
1,210     Altana AG                  93,596
16,783    BASF AG                   746,431
14,915    Bayer AG                  682,303
5,228     Bayerische Hypoth-und
          Wechsel Bank              285,523
Shares                         Market Value
Common Stocks - continued
Germany - continued
    146   Bayerische Motoren Werke AG     $ 161,447
6,871     Bayerische Vereinsbank AG         501,577
2,601     Beiersdorf AG             127,565
7,011     Commerzbank AG            253,245
12,087    Daimler Benz AG         1,111,095
2,315     Degussa AG                131,815
11,611    Deutsche Bank AG          873,649
50,677    Deutsche Telecom        1,100,222
11,184    Dresdner Bank AG          509,206
1,440     Heidelberger Zement AG            112,127
5,252     Henkel KGAA               337,952
3,479     Hochtief AG               142,032
3,439     Hoschst AG                134,727
    403   Karstadt AG               157,335
    236   Linde AG                  171,257
10,809    Lufthansa                 227,655
    525   MAN AG                    174,873
    873   Mannesmann AG             639,171
5,757     Metro AG                  254,021
2,400     Muenchener Reuckver AG            1,038,210
    509   Pruessag AG               173,535
7,607     RWE AG                    409,280
1,304     SAP AG                    520,377
1,263     Schering AG               148,746
13,727    Siemens AG                918,925
    824   Thyssen AG                177,112
9,893     Veba AG                   701,852
    205   VEW AG                     68,007
    589   Viag AG                   321,040
    618   Volkswagen AG             483,884
-------------------------------------------------------------------------------
Total Germany                    15,505,275
Germany Rights 0.0%
4,470     Allianz AG Rights          22,116
    618   Volkswagen AD Rights       11,228
-------------------------------------------------------------------------------
Total Germany Rights                 33,344
United Kingdom 32.2%
21,092    Barclays PLC              631,179
 32,097   Bass PLC                  615,977
 41,898   BAT Industries            420,974
 18,784   BG PLC                     97,198
 11,289   BG PLC-B                    5,577
 26,167   Boots Co. PLC             412,339
8,086     British Aerospace PLC     266,077
 31,310   British Airways PLC       317,212
 73,195   British Petroleum PLC   1,051,057
 37,789   British Sky Broadcasting PLC282,868
 75,980   British Telecommunications PLC825,762
150,795   BTR PLC                   494,310
  43,645  Cable Wireless PLC        546,332
  15,200  Cadbury Schweppes PLC     207,449
  20,447  Commercial Union          398,217
  20,786  Diageo Plc\C              244,011
  33,618  Glaxo Holdings PLC        892,865
  25,182  Granada Group             452,692
The accompanying notes are an integral part of the financial statements.

Shares                          Market Value
Common Stocks - continued
United Kingdom - continued
  14,630  Great Universal Stores          $ 182,275
  28,008  Land Securities           500,446
  55,768  Lloyds TSB Group          870,386
  43,227  Marks & Spencer PLC       425,279
  12,245  National Power            124,673
  13,422  National Westminster Bank PLC245,668
  28,643  Prudential Corp.          420,178
  32,628  Reed International PLC            330,018
  22,837  Rueters Holdings          246,861
  31,306  Rio Tinto PLC             420,973
  12,695  Sainsbury (J) PLC         108,155
  20,887  Scottish Power PLC        196,048
  37,354  Shell Transport & Trading Co.273,982
8,914     Siebe                     194,205
  50,874  Smithkline Beecham PLC            637,248
  37,076  Tesco                     370,662
  24,578  Thorn EMI                 204,557
  50,272  Unilever                  472,701
  30,914  United Utilities          458,410
  25,229  Wolseley PLC              193,920
  19,409  Yele Catto & Co.          124,646
6,742     Zeneca Group PLC          289,818
-------------------------------------------------------------------------------
Total United Kingdom             15,453,205
Total Common Stock
          (Cost $38,556,092)     47,029,072
------------------------------------------------------------------------------
Demand Deposit 0.5%
          Chase Bank Interest
          Bearing Demand Deposit
          (Cost $ 250,730)          250,730
------------------------------------------------------------------------------
Total Investments 98.5%
          (Cost $38,806,822)     47,279,802
-------------------------------------------------------------------------------
Other assets less liabilities 1.5%          716,383
-------------------------------------------------------------------------------

Summary of Investments by Industry
                           % of Investments
Bank                                 13.90%
Insurance Companies                   7.90%
Telecommunications                    7.50%
Water Distributors                    7.40%
Sea transportation                    6.80%
Pharmacy                              6.30%
Chemcials                             5.50%
Oil Integrated                        4.00%
Automobile                                  3.60%
Brewers                               2.80%
Food                                  2.80%
Electric Materials                    2.60%
Cash                                  2.30%
Department Stores                     1.70%
Multi Industry                        1.70%
Steel metal                                 1.70%
Holding Companies                     1.50%
Non ferrious metals                   1.50%
Engineering                           1.40%
Food Retail                                 1.40%
Industrial services                   1.40%
Leisure                               1.30%
Special Retailers                     1.30%
Airlines                              1.20%
Computer services                     1.10%
Financial services                    1.00%
Real estate                                 1.00%
Tobacco                               0.90%
Press Print                                 0.80%
Alcohol beverage                      0.60%
Construction Material                 0.60%
Defense                               0.60%
Medical Equipment                     0.60%
TV, radio                             0.60%
Services                              0.50%
Shoes                                 0.50%
Cement                                0.40%
Non alcoholic beverage                0.40%
Construction                          0.30%
Cosmetics & Toiletries                0.30%
Animal feed                           0.20%
Glass                                 0.10%
-------------------------------------------------------------------------------
Total                               100.00%
The accompanying notes are an integral part of the financial statements.

South Europe Region


Performance*
ICON South Europe Region Fund (the "Fund") opened on February 20, 1997. The Fund's return since inception through 3/31/98 was 51.1%. The Morgan Stanley Capital International Europe Index (in U.S. dollars) return was 43.9% for the same period. The Fund's return from 9/30/97 through 3/31/98 was 26.9%. The Morgan Stanley Capital International Europe Index (in U.S.
dollars) return from 9/30/97 through 3/31/98 was 19.4%.
All of the current country investments in the Fund have been held since inception. The best performer of the countries held was Italy. The MSCI Italy index (in U.S. dollars) appreciated 35.71% in the first quarter of 1998. This performance followed a trend that started in South Europe in 1997. Countries such as Spain, Italy and Portugal have all done very well as investors have responded to potential positive results on company earnings as the European Union (EU) emerges. Since inception of the South Europe Fund, the MSCI Italy index (in U.S. dollars) has appreciated 72.6%. Italy has been an exceptional performer for the Fund over this time period. Italy was the Fund's largest position until October 1997. At that point, Italy was reduced and Switzerland moved into the number one spot. Switzerland has appreciated 15.92% (in U.S. dollars) in First Quarter 1998 according to the MSCI Switzerland Index. Although Switzerland's performance has yet to match that of Italy, the Swiss holdings have contributed positively and its securities are still undervalued. Austria also has been a member of the Fund since inception, although its position is the smallest. From December 31, 1997 through March 31, 1998, the MSCI Austrian Index (in U.S. dollars) appreciated 16.0%. Performance from Fund inception through March 31, 1998 is 22.02%. The Austrian market is smaller and less predictable than the Swiss and Italian markets. Consequently, although value has kept the Fund invested here and the country market has performed well, the position has remained small.

Country Highlights
Recently, the European Monetary Institute released a paper stating the nations it expected would be allowed in the EU from the first round. Italy, Spain and Portugal were included in the list of 11 countries. This possibility has been the driving force behind the exceptional performance of these markets in 1998. The Fund has had a large position in Italy because Italy has been undervalued. With the recent market appreciation, the companies in Italy are approaching fair value. Spain, France and Portugal, however, have looked overvalued for an extended period of time. Although the Fund was invested in France for a portion of 1997, France was sold and the Fund has yet to own companies in Portugal or Spain. These markets continue to look overvalued. As previously stated, the Italian position has been reduced as the Fund is targeting better values. The first of those better values is Switzerland. Switzerland offers diversification, as it is the only holding in the Fund that will not become an EU member in 1999. In comparison to Italy, Switzerland has been sluggish this year with performance of 15.92% (MSCI in U.S. dollars) to March 31, 1998. The Swiss market offers excellent values as the economy is coming out of seven years of stagnation and most growth is expected for this and next year. Monetary policy remains loose to bolster the recovery, and can continue to do so as inflation stays low. Although the economy is just beginning to strengthen after years of slow growth, the Swiss stock market has, with the exception of 1994, been strong since 1991. However, the companies are still undervalued, suggesting this market will not slow in 1998. Valuations in Austria are promising for this year. Compared to the rest of Europe, Austria has been a sluggish performer since 1993. As one of the 11 countries expected to initially join the EU, its economy should experience all of the benefits that the single currency should bring. As the EU expands east, Austria (as well as Germany) will benefit from closer ties with its eastern neighbors. This may be one benefit felt more by those nations on the eastern borders of the EU than elsewhere. The Austrian economy is healthy. Its trade deficit has improved over January 1997 levels; Gross Domestic Product is expected to increase by 2.7% in 1998 and by 3.0% in 1999; earnings estimates for 1998 and 1999 are increasing; and long-term growth rates are stable. As noted previously, Austria's valuations are encouraging as the economy improves. The Austrian percentage of the Fund remains small but substantial, as performance expectations are favorable.

The Current Outlook
The ICON South Europe Fund continues to be an exceptional performer. The Italian holding has added tremendously to performance. However, price is nearing value, and the Fund Advisor is watching this position closely. There are many markets in the ICON South Europe Region that have become overvalued, and the Fund is not currently invested in these. In Spain, France and Portugal, the Fund has missed some short-term performance, but valuations show these are not places to be invested for the long term. Emotion has carried these markets beyond their current worth. Although the Fund holds only three distinct country markets, the dynamics of these markets are so different at present that the Fund is well diversified. Italy will be an initial member of the European Union, a fact that has supported market performance over the year. The Italian economy had further to improve than any of the other 10 initial members. Austria already has significant ties to Germany but will benefit from cheaper and more efficient linkages to Europe if the EU expands. Switzerland will not be an initial member of the EU, choosing to wait on the sidelines for the time being. The emergence of the EU will probably impact these markets in three entirely different ways. However, the common denominator will be that the companies within these countries should offer good values. Ultimately, we expect those values to determine performance.




Portfolio Profile                         March 31, 1998    September 30, 1997
Equities                                         90.7%                 99.1%
Top 10 Equities (% of Net Assets)                53.8%                 46.5%
Number of Stocks                                    68                    74
Cash & Cash Equivalents                           6.2%                  1.3%

---------------------------------------------------------------------------------------------------------------------------
Top 10 Equity Holdings                           March 31, 1998        September 30, 1997
Novartis                                         11.3%                  7.4%
Nestle SA                                         7.5%                  3.7%
Ente Nazionale Idrocarburi                        6.8%                  7.6%
Roche Holdings AG                                 6.6%                  5.8%
Credit Suisse Group                               4.9%                     -
TIM Telecom Italia Mobile                         4.8%                  4.6%
UBS                                               3.2%                     -
Telecom Italia SPA                                3.1%                  5.7%
Schw Ruckversicherungs Regd.                      3.0%                     -
Assicurasioni Generali                            2.6%                  5.0%

---------------------------------------------------------------------------------------------------------------------------
Top Countries                                    March 31, 1998        September 30, 1997
Switzerland                                      47.2%                 33.1%
Italy                                            31.3%                 54.7%
Austria                                          12.2%                 11.3%

Investment return and principal value represent past performance and are not a guarantee of future results. Shares may be worth more or less at redemption than at original purchase. The returns for the ICON Funds are since the inception of the Fund through the dates shown. The returns are total returns, and include the reinvestment of dividends and capital gains. International investing involves greater risk than U.S. investments which include political, economic uncertainties and the risk of currency fluctuations. Past performance does not guarantee future results. The Morgan Stanley Capital International Europe Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in said markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted. The MSCI Europe Index is an unmanaged index that does not assume the reinvestment of dividends and does not reflect deductions for commission, management fees and all expenses. Individuals cannot invest in the index itself.

                         Growth  of  $50,000  investment  since  fund  inception
versus fund benchmark.

Schedule of Investments
March 31, 1998
(Unaudited)

Shares                         Market Value
Common Stocks 90.7%
Austria 12.2%
    868   Austria Micro Systeme  $   54,839
8,910     Austrian Airlines         275,983
5,446     Bank Austria AG           368,766
1,364     Bau Holdings AG            79,151
1,798     Boehler-Uddeholm          121,887
1,526     Brau Union Goess Reininghaus91,250
    649   BWT AG                    127,573
2,095     Creditanstalt             181,148
2,948     Die Erste Oesterreichiesche176,054
    812   EA Generali AG            255,881
1,627     EVN Energie Versorgung            239,597
2,515     Flughafen Wien AG         113,545
1,365     Lenzing AG                 84,036
1,397     Mayr Meknholf Karton AG           96,635
    570   Oesterreichische Brau      33,602
1,902     Oesterreichische Elektriz         217,818
3,599     OMV AG                    463,887
2,029     Radex Heraklith            85,522
2,706     Steyr Daimler Puch         73,210
1,561     VA Technologie AG         245,954
1,279     Versicherungsanstalt Der          70,778
2,189     Voest Alpine Stahl AG      95,900
1,076     Wienerberger Baustoffindustrie221,473
    300   Wolford AG                 18,792
-------------------------------------------------------------------------------
Italy 31.3%
25,686    Assicurasioni Generali            791,913
46,776    Banca Commerciale Italiana233,383
15,527    Banco Ambrosiano Veneto SPA97,104
8,304     Banco Popolare Di Milano          75,393
6,698     Bennetton Group SPA       140,730
65,439    Credito Italiano          323,269
17,527    Edison SPA                147,543
307,089   Ente Nazionale Idrocarburi2,092,329
132,086   Fiat SPA                  551,062
25,369    Instituto Bancario San
          Paolo D'Torino            355,581
18,671    Instituto Mobiliare Italiano SPA303,182
99,869    INA - Institut Naz Assicur.323,789
25,478    Italgas Societa           128,168
41,107    Mediaset SPA              260,122
13,483    Mediobanca-Banca Di Credito196,749
146,467   Montedison SPA            215,739
      1   Olivetti SPA                    1
72,191    Parmalat Finanziaria SPA          155,243
71,164    Pirelli SPA               272,886
11,344    Rinascente LA SPA         121,351
10,100    Riunione Adriartica Di
          Sicurta SPA               146,552
16,956    Sirti SPA                 116,366
382,515   Telecom Italia Mobile   1,479,387
121,915   Telecom Italia SPA        960,742
 45,167   TIM Telecom Italia Mobile         242,700
-------------------------------------------------------------------------------
Total Italy                       9,731,284


Shares                         Market Value
Common Stocks - continued
Switzerland 47.2%
    518   Adecco SA              $  183,145
    190   Alusuisse-Lonza           230,570
7,545     Credit Suisse Group     1,509,512
    765   Danzas Holding AG         198,215
     27   Grands Magasins Jelmoli SA 32,500
    340   Holderbank Glarus         356,842
1,215     Nestle SA               2,321,636
1,964     Novartis                3,475,849
    188   Roche Holdings AG       2,034,788
    151   Sairgroup                 210,877
    423   Sche Ruckversicherunds    929,251
     95   Schindler Holding         140,211
2,206     Schweiserischer Bankverein775,618
    991   SMH Neuenburg             143,500
     55   Soceite Generale Surveillance98,853
    223   Sulzer Gebuder AG         174,365
    601   Union Bank of Switzerland         981,638
    341   Valora Holdings AG         85,670
1,345     Zurich Versicherungs      780,806
--------------------------------------------------------------------------------
Total Common Stocks
          (Cost $21,300,215)     28,188,411
--------------------------------------------------------------------------------
Demand Deposit 6.2%
          Chase Bank Interest
          Bearing Demand Deposit
          (Cost $1,909,866)       1,909,866
--------------------------------------------------------------------------------
          (Cost $23,210,081)     30,098,277
-------------------------------------------------------------------------------
Other Assets less liabilities 3.1%          970,178
-------------------------------------------------------------------------------
Net Assets 100% $ 31,068,455 The accompanying notes are an integral part of the financial statements.


Summary of Investments by Industry
                           % of Investments
Bank Holding Companies               18.10%
Pharmacy                             17.90%
Insurance Companies                  10.70%
Telecommunications                    9.10%
Cash                                  8.30%
Oil integrated                        8.30%
Food                                  8.00%
Water Distribution                    2.10%
Automobile                                  1.80%
Airlines                              1.60%
Cement Producers                      1.20%
Industrial Equipment                  1.10%
Chemicals                             1.00%
Construction Materials                1.00%
Transportation                        1.00%
Electronic materials                  0.90%
Tires/Rubber                          0.90%
Engineering                                 0.80%
TV, Radio                             0.80%
Non ferrious metals                   0.70%
Steel metal                                 0.70%
Textiles                              0.60%
Temporary Work                        0.60%
Consumer goods                        0.50%
Department Stores                     0.50%
Brewers                               0.40%
Construction                          0.30%
Food retail                                 0.30%
Industrial services                   0.30%
Pulp & Paper                          0.30%
Automobile equipment                  0.20%
-------------------------------------------------------------------------------
The accompanying notes are an integral part of the financial statements.
                                   ICON FUNDS



                      Statements of Assets and Liabilities



As of March 31, 1998


---------------------------------------------------------------------------------------------------------------------------
                                       ICON Basic      ICON Consumer    ICON Energy      ICON Financial   ICON Healthcare
                                     Materials Fund   Cyclicals Fund    Services Fund         Fund             Fund

---------------------------------------------------------------------------------------------------------------------------
Assets

Investments at cost                 $  26,697,182     $  39,008,549    $  20,631,918     $  26,113,579    $  47,382,485

---------------------------------------------------------------------------------------------------------------------------
Investments at value                   26,597,021        41,289,579       19,359,571        30,257,859       57,530,537

---------------------------------------------------------------------------------------------------------------------------
Foreign Currencies (Cost $178;
   $1,089; $3,134, respectively)                -                 -                -                 -                -
Cash                                           55                 -                -                 -                -
Receivables:
   Investments sold                     1,641,089                 -                -         1,205,085                -
   Fund shares sold                             -             2,567            4,179             3,239            5,741
   Interest                                 4,736             9,382            4,702             4,794           10,109
   Dividends                                2,337            37,197           10,344            35,634           14,735
   Deferred organizational expenses        15,761            15,761                -            15,761           14,904

---------------------------------------------------------------------------------------------------------------------------
   Total Assets                        28,260,999        41,354,486       19,378,796        31,522,372       57,576,026

Liabilities:

Payables:
   Due to Custodian bank                        -                 -                -                 -                -
   Investments purchased                        -                 -                -         2,574,196                -
   Fund shares redeemed                    82,182            37,759           17,206            24,819           48,586
   Advisory fee                            22,169            34,374           14,953            23,463           49,296
   Fund accounting, custodial and
   transfer agent fees                     11,764             9,947            5,328             9,363           26,131
   Administration fee                       1,279             1,827              821             1,318            2,831
   Distributions due to shareholders            -                 -                -                 -                -
   Accrued Expenses                        35,769            28,004            3,451            35,409          117,045

---------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                      153,163           111,911           41,759         2,668,568          243,889

Net Assets                          $  28,107,836     $  41,242,575    $  19,337,037     $  28,853,804    $  57,332,137
   Shares Outstanding (unlimited
   shares authorized, no par value)     3,373,270         3,703,115        2,072,557         2,414,912        4,619,508
Net Asset Value (Offering price
   and redemption price per share)          $8.33            $11.14            $9.33            $11.95           $12.41



The accompanying notes are an integral part of the financial statements




   ICON Leisure ICON Technology  ICON Telecomm &   ICON Transpor-   ICON Short-Term   ICON Asia       ICON N. Europe ICON S. Europe
   Fund          Fund            Utilities Fund    tation Fund      Fixed Income      FundRegion Fund Region Fund       Region Fund
---------------------------------------------------------------------------------------------------------------------------


$   70,741,232    $  87,291,311     $  40,448,498    $  15,214,767     $   6,698,938    $  58,482,908     $  38,806,822
$   23,210,081

---------------------------------------------------------------------------------------------------------------------------
    83,614,199       89,833,633        48,440,649       18,076,932         6,704,792       50,558,828        47,279,802   30,098,277

---------------------------------------------------------------------------------------------------------------------------

             -                -                 -                -                 -              192             1,002        2,895
             -                -            23,000                -               189          696,683           211,087           -

         8,515                -                 -                -                 -        1,251,410           634,027      735,731
         7,086              236             2,149            4,529            95,376                -                 -      323,987
       157,660            8,580             5,824            3,040                 -              754             1,612        2,370
             -            8,315            77,493           13,799                 -          169,976           137,703        8,796
        15,761           14,904            15,761           15,761            14,903           14,904            14,904       14,904

---------------------------------------------------------------------------------------------------------------------------
    83,803,221       89,865,668        48,564,876       18,114,061         6,815,260       52,692,747        48,280,137   31,186,960




             -            3,536                 -                -                 -                -                 -       23,445
             -                -                 -                -                 -                -                 -           -
        79,156           85,400            45,356           16,221             6,259           83,962           106,607       45,417
        71,315           75,804            39,011           15,085             4,580           46,478            40,395       24,336

        30,351           27,602            13,978            6,032            16,608           18,920            35,017       22,000
         3,919            4,056             2,152              854               453            2,594             2,253        1,318
             -                -                 -                -            28,355                -                 -           -
        90,004           81,516            52,447           15,369           146,565          116,274            99,680        1,989

---------------------------------------------------------------------------------------------------------------------------
       274,745          277,914           152,944           53,561           202,820          268,228           283,952      118,505

$   83,528,476    $  89,587,754     $  48,411,932    $  18,060,500     $   6,612,440    $  52,424,519     $  47,996,185
$   31,068,455

     6,602,238        8,083,135         3,522,242        1,421,403           680,366        6,312,134         3,788,348    2,187,706

        $12.65           $11.08            $13.74           $12.71             $9.72             $8.31           $12.67       $14.20

An Explanation of the Statement of Assets and Liabilities
This statement lists the assets and liabilities of the Funds as of the last day of the fiscal period. The assets may consist of the market value of the securities held in the Fund on that day, cash, any receivables (dividends declared not paid, interest due to the Fund but not paid, securities sold but not settled, and Fund shares purchased by investors but not settled). The liabilities may consist of payables for expenses incurred but not yet paid, Fund shares redeemed but not settled, securities for the portfolio bought but not settled. The last line is the Net Asset Value (NAV) Per Share as of the last day of the fiscal period. The NAV is calculated by dividing the Fund's net assets (assets, at that day's market value, minus liabilities) by the number of Fund shares outstanding.
                                   ICON FUNDS



                            Statements of Operations



For the six months ended March 31, 1998


---------------------------------------------------------------------------------------------------------------------------
                                       ICON Basic      ICON Consumer     ICON Energy     ICON Financial   ICON Healthcare
                                     Materials Fund   Cyclicals Fund        Fundm         Services Fund        Fund

---------------------------------------------------------------------------------------------------------------------------
Investment Income:

   Interest                         $      60,695     $      30,274    $      28,680     $      23,750    $      57,530
   Dividends                              128,445           115,458          111,961           245,475          226,840
   Foreign taxes withheld                       -                 -                -                 -                -

---------------------------------------------------------------------------------------------------------------------------
                                          189,140           145,732          140,641           269,225          284,370
Expenses:
   Advisory fees                          150,664           130,671           65,377           150,751          352,906
   Fund accounting, custodial and
   transfer agent fees                     14,549            19,601            9,807            22,613           52,936
   Administration fees                      8,011             6,534            3,178             7,390           17,278
   Audit and accounting fees                4,101             3,522              696             4,099            9,621
   Registration fees                       11,431            12,775           12,775            12,775           12,627
   Legal fees                               1,116             1,084              711             1,806            3,246
   Insurance expense                          411               358              282               411              964
   Amortization of deferred
   organizational expenses                  1,836             1,836                -             1,836            1,836
   Trustees fees & expenses                   281               336              283               523            1,136
   Shareholder reports                      3,248             2,829            1,688             3,673            3,247
   Other expenses                          22,825             9,939                -            12,721           55,927

---------------------------------------------------------------------------------------------------------------------------
Total Expenses                            218,473           189,485           94,797           218,598          511,724

Net Investment income/(loss)              (29,333)          (43,753)          45,844            50,627         (227,354)

---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on investments:
Net realized gain/(loss) from
   investment transactions             (6,861,830)        1,016,762                -           638,858        6,619,728
Net realized gain/(loss) from foreign
   currency transactions                        -                 -                -                 -                -
Change in net unrealized appreciation or
   (depreciation) on securities and foreign
   currency transactions               (3,163,682)          439,080       (1,272,347)        2,474,062        1,413,442

---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(loss)
   on investments:                    (10,025,512)        1,455,842       (1,272,347)        3,112,920        8,033,170

---------------------------------------------------------------------------------------------------------------------------
Net increase(decrease) in net assets
   resulting from operations        $ (10,054,845)    $   1,412,089    $   1,226,503     $   3,163,547    $   7,805,816



The accompanying notes are an integral part of the financial statements m For the period November 5, 1997 (commencement of operations) to March 31, 1998 An Explanation of the Statements of Operations This financial statement provides details of the Fund's income, expenses, gains and losses on securities and currency transactions (if any) and the change in appreciation or depreciation of portfolio holdings. The first section, "Investment Income", reports the dividends earned from stocks and interest earned from interest-bearing securities held by the Fund. The next section reports the expenses incurred by the Funds, including advisory fees, transfer agent fees, custodial fees, fund accounting fees, legal fees, audit fees, administration fees, trustee fees and expenses, printing and postage for mailing statements, financial reports, and prospectuses to shareholders.

The last section lists the increase and decrease in the market value of securities held in the Fund's portfolios. A realized gain (or loss) occurs when a Fund sells a security held in the portfolio. Unrealized gain (or loss) represents represents the change in the market value of the securities held in the portfolio, either appreciation or depreciation. The net result of all these sections is the net increase (decrease) in net assets resulting from operations.

---------------------------------------------------------------------------------------------------------------------------
  ICON Leisure     ICON Technology  ICON Telecomm &   ICON Transpor-   ICON Short-Term     ICON Asia       ICON N. Europe ICON S.Eu-
      Fund              Fund        Utilities Fund      tation Fund   Fixed Income Fund    Region Fund       Region Fund  ope Region

---------------------------------------------------------------------------------------------------------------------------


$       48,105    $      98,505     $     731,799    $      18,501     $     748,816    $       1,242     $       3,670   $    3,353
       471,066           35,101            58,268          138,664                 -          348,849           246,403       18,371
             -                -                 -                -                 -          (46,720)          (19,861)       (830)

---------------------------------------------------------------------------------------------------------------------------
       519,171          133,606           790,067          157,165           748,816          303,371           230,212       20,894

       389,314          331,569           230,271          103,399            83,944          260,664           237,674      112,920

        58,397           49,735            34,541           15,510            19,372           72,986            66,549       31,618
        19,077           16,257            11,277            5,093             6,419           12,045            11,649        5,532
         4,338            8,632             6,272            2,818             3,585            7,100             6,465        3,077
        12,385           10,664            10,305           12,775            12,844           11,411            10,440       10,454
         3,603            3,086             2,809              953               435            2,270             2,103          955
         1,066              912               631              282               355              815               650          311

         1,836            1,836             1,836            1,836             1,836            1,836             1,836        1,836
         1,326              986               698              334               530              754               720          306
        18,998            7,205             4,980            2,231             2,807            5,644             5,134        2,456
        54,176           49,903            30,283            4,707             9,942           54,580            48,953       16,864

---------------------------------------------------------------------------------------------------------------------------
       564,516          480,785           333,903          149,938           142,069          430,105           392,173      186,329

       (45,345)        (347,179)          456,164            7,227           606,747         (126,734)         (161,961)   (165,435)

---------------------------------------------------------------------------------------------------------------------------



     2,202,286          843,637         4,903,104        1,360,001           140,233       (4,111,240)        2,844,112    2,486,857

             -                -                 -                -                 -         (136,339)         (154,360)    (97,559)


     7,187,179       (4,437,900)        6,903,893         (860,769)         (153,305)      (5,854,264)        4,597,488    3,606,232

---------------------------------------------------------------------------------------------------------------------------

     9,389,465       (3,594,263)       11,806,997          499,232           (13,072)     (10,101,843)        7,287,240    5,995,530

---------------------------------------------------------------------------------------------------------------------------

$    9,344,120    $  (3,941,442)    $  12,263,161    $     506,459     $     593,675    $ (10,228,577)    $   7,125,279$   5,830,095

                                                        ICON FUNDS



                                            Statements of Changes in Net Assets



For the fiscal year or period as indicated


---------------------------------------------------------------------------------------------------------------------------
                                                     ICON Basic                    ICON Consumer
                                                   Materials Fund                 Cyclicals Fund
                                                   1998            1997a           1998           1997b

---------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)               $    (29,333)   $    (43,832)   $    (43,753)   $   (29,486)
Net realized gain/(loss) from
  investment transactions                    (6,861,830)        953,349       1,016,762              -
Net realized gain/(loss) from
  foreign currency transactions                       -               -               -              -
Changes in unrealized net appreciation/
  (depreciation) on securities and foreign
  currency transactions                      (3,163,682)      3,063,521         439,080      1,841,950

---------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                 (10,054,845)      3,973,038       1,412,089      1,812,464

Dividends and Distributions to Shareholders from:
Net investment income                                 -               -               -              -
Net capital gains                              (884,415)              -               -              -

---------------------------------------------------------------------------------------------------------------------------
Net decrease from dividends and distributions              (884,415)       -               -              -

Fund Share Transactions:
Shares sold                                   6,689,565      53,268,925      25,165,147     19,949,294
Reinvested dividends and distributions          884,415               -               -              -
Shares repurchased                          (18,777,541)     (6,991,306)     (6,250,465)      (845,954)

---------------------------------------------------------------------------------------------------------------------------
Net increase from fund share transactions   (11,203,561)     46,277,619      18,914,682     19,103,340

---------------------------------------------------------------------------------------------------------------------------
Total Net increase in Net Assets            (22,142,821)     50,250,657      20,326,771     20,915,804

Net Assets:
Beginning of Period                          50,250,657               -      20,915,804              -

---------------------------------------------------------------------------------------------------------------------------
End of Period                              $ 28,107,836    $ 50,250,657    $ 41,242,575    $20,915,804

Net Assets consist of:
Paid in capital (par value and paid in surplus)       $    35,074,059 $    46,277,619 $    37,988,534$19,073,854
Accumulated undistributed net
  investment income/(loss)                      (73,165)              -         (43,751)             -
Accumulated undistributed net realized
  gain/(loss) from investments               (6,792,897)        909,517       1,016,762              -
Accumulated net realized gain/(loss)
  from foreign currency transactions                  -               -               -              -
Unrealized appreciation/(depreciation) on
  securities and foreign currency transactions             (100,161)       3,063,521       2,281,030  1,841,950

---------------------------------------------------------------------------------------------------------------------------
Net Assets                                 $ 28,107,836    $ 50,250,657    $ 41,242,575    $20,915,804

Transactions in Fund Shares:
Shares sold                                     780,995       5,335,071       2,388,148      1,988,381
Reinvested dividends and distributions          121,988               -               -              -
Shares repurchased                           (2,138,958)       (725,826)       (593,739)       (79,675)

---------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                      (1,235,975)      4,609,245       1,794,409      1,908,706

---------------------------------------------------------------------------------------------------------------------------
Shares outstanding beginning of period        4,609,245               -       1,908,706              -

Shares outstanding end of period              3,373,270       4,609,245       3,703,115      1,908,706

Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
Purchase of securities                     $  7,297,848    $ 56,209,755    $ 10,515,706    $18,387,007
Proceeds from sales of securities            18,216,264      14,538,600      28,823,520              -
Purchases of long-term
  U.S. government securities                          -               -               -              -
Proceeds from sales of long-term
  U.S. government securities                          -               -               -              -

An Explanation of the Statements of Changes in Net Assets
This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets can be attributed to investment operations (The Statement of Operations), dividends or distributions to Fund shareholders, and purchases and sales of Fund shares. This schedule may be used by shareholders to determine if the Fund's growth was a result of operations or an increase in the number of Fund shares being purchased. The first section is a summary of the Statement of Operations discussed on a previous page. The next section summarizes the change due to capital gain and dividend distributions to Fund shareholders. If Fund shareholders receive their dividends and distributions in cash, money is taken out of the Fund to make the payment. If Fund shareholders reinvest their dividends and distributions, the Fund's net assets will not be affected. The net increase (decrease) in net assets from Fund share transactions includes the increase due to purchase of Fund shares, the decrease due to Fund shares redeemed from shareholders, and the reinvestment of Fund dividend and distributions. The final section "Net Assets consist of " itemizes the components of the Fund's net assets. Since funds usually distribute substantially all earnings so as to not incur a Fund level income tax, a significant portion of the net assets is shareholder capital.

The accompanying notes are an integral part of the financial statements a-e legend are at the bottom of page 56. m For the period November 5, 1997 (commencement of operations) to March 31, 1998 + For the period ended March 31, 1998


   ICON Energy                      ICON Financial   ICON Healthcare   ICON Leisure
                                    FundmServices Fund         Fund    Fund
        1998            1997                 1998            1997c               1998            1997d            1998     1997e

---------------------------------------------------------------------------------------------------------------------------

$     45,844    $          -         $     50,627    $      8,720        $   (227,354)   $   (282,337)     $    (45,345)
$    (63,147)

           -               -              638,858               -           6,619,728       3,110,315          2,202,286   174,394

           -               -                    -               -                   -               -                -         -


  (1,272,347)              -            2,474,062       1,670,218           1,413,442       8,734,610          7,187,179 5,685,788

---------------------------------------------------------------------------------------------------------------------------

  (1,226,503)              -            3,163,547       1,678,938           7,805,816      11,562,588          9,344,120 5,797,035


           -               -              (33,308)              -                   -               -              -         -
           -               -             (104,229)              -          (5,107,561)              -          (231,012)        -

           -               -             (137,537)                         (5,107,561)              -          (231,012)        -


  22,641,160               -            6,150,960      31,979,831          25,982,085      83,783,679         24,365,077 64,256,980
           -               -              137,537               -           5,107,561               -            231,012          -
  (2,077,620)              -          (12,697,748)     (1,421,724)        (53,762,610)    (18,039,421)       (16,789,052)(3,445,684)

---------------------------------------------------------------------------------------------------------------------------
  20,563,540               -           (6,409,251)     30,558,107         (22,672,964)     65,744,258          7,807,037  60,811,296

---------------------------------------------------------------------------------------------------------------------------
  19,337,037               -           (3,383,241)     32,237,045         (19,974,709)     77,306,846         16,920,145  66,608,331

---------------------------------------------------------------------------------------------------------------------------

           -               -           32,237,045               -          77,306,846               -        66,608,331           -

---------------------------------------------------------------------------------------------------------------------------
$ 19,337,037               $         -          $    28,853,804 $        32,237,045 $    57,332,137 $         77,306,846 $
  83,528,476    $ 66,608,331


$ 20,563,540    $          -         $ 24,148,857    $ 30,558,107        $ 43,071,294    $ 65,744,258       $ 68,618,334
$ 60,811,296

      45,844               -               26,038           8,720            (509,691)              -          (108,493)        0

           -               -              534,629               -                   -       2,827,978                    -   111,247

           -               -                    -               -           4,622,482               -            2,145,668         -

  (1,272,347)              -            4,144,280       1,670,218          10,148,052       8,734,610           12,872,967 5,685,788

---------------------------------------------------------------------------------------------------------------------------
$ 19,337,037               $         -          $    28,853,804 $        32,237,045 $    57,332,137 $         77,306,846
 83,528,476    $ 66,608,331


   2,305,484               -              566,501       3,207,358           2,230,749       8,224,065          2,146,058   6,189,450
           -               -               13,658               -             486,898               -           20,626            -
    (232,927)              -           (1,233,842)       (138,763)         (4,662,719)     (1,659,485)       (1,433,611)   (320,285)

   2,072,557               -             (653,683)      3,068,595          (1,945,072)      6,564,580            733,073  5,869,165

---------------------------------------------------------------------------------------------------------------------------
           -               -            3,068,595               -           6,564,580               -          5,869,165           -

---------------------------------------------------------------------------------------------------------------------------
   2,072,557               -            2,414,912       3,068,595           4,619,508       6,564,580          6,602,238   5,869,165



$ 19,482,797    $          -         $ 15,304,829    $ 30,280,032        $ 24,008,658    $103,462,081       $ 15,559,656
$ 60,548,827
           -               -           22,270,230               -          51,338,311      40,116,738          8,805,066   1,177,134

           -               -                    -               -                   -               -               -            -

           -               -                    -               -                   -               -               -             -







Statements of Changes in Net Assets


For the fiscal year or period as indicated


---------------------------------------------------------------------------------------------------------------------------
                                                  ICON Technology                 ICON Telecomm &               ICON Transportation
                                                       Fund                       Utilities Fund                       Fund
          1998    1997f    1998     1997g            1998              1997h
---------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income/(loss)                $  (347,179)   $   (158,812)   $    456,164    $     70,915    $      7,227
  $                                         (2,707)
Net realized gain/(loss) from
  investment transactions                       843,637       2,302,870       4,903,104          43,406       1,360,001     475,866
Net realized gain/(loss) from
  foreign currency transactions                       -               -               -               -               -           -
Changes in unrealized net appreciation/
  (depreciation) on securities and foreign
  currency transactions                      (4,437,900)      6,980,222       6,903,893       1,088,257        (860,769)  3,722,935

---------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from operations                  (3,941,442)      9,124,280      12,263,161       1,202,578         506,459   4,196,094

Dividends and Distributions to Shareholders from:
Net investment income                                 -               -        (266,587)              -         (11,614)          -
Net capital gains                            (2,209,608)              -         (42,972)              -        (471,107)          -

---------------------------------------------------------------------------------------------------------------------------
Net decrease from dividends and distributions              (2,209,608)     -               (309,559)       -
  (482,721)                                           -

Fund Share Transactions:
Shares sold                                  70,943,622      39,084,848      55,440,685      19,991,740       4,328,773   19,745,008
Reinvested dividends and distributions        2,209,608               -         307,627               -         482,721            -
Shares repurchased                          (19,262,947)     (6,360,607)    (39,712,074)       (772,226)     (9,306,037) (1,409,797)
---------------------------------------------------------------------------------------------------------------------------
Net increase from fund share transactions    53,890,283      32,724,241      16,036,238      19,219,514      (4,494,543)  18,335,211

---------------------------------------------------------------------------------------------------------------------------
Total Net increase in Net Assets             47,739,233      41,848,521      27,989,840      20,442,092      (4,470,805) 22,531,305

Net Assets:
Beginning of Period                          41,848,521               -      20,442,092               -      22,531,305           -

---------------------------------------------------------------------------------------------------------------------------
End of Period                               $89,587,754    $ 41,848,521    $ 48,411,932    $ 20,442,092    $ 18,060,500
  $                                         22,531,305

Net Assets consist of:
Paid in capital (par value and paid in surplus)       $    86,614,525 $    32,724,241 $    35,255,751 $    19,219,514 $
  13,840,667                                $18,335,211
Accumulated undistributed net
  investment income/(loss)                     (505,991)              -         260,493          70,915          (7,093)     (2,707)
Accumulated undistributed net realized
  gain/(loss) from investments                  936,898       2,144,058       4,903,538          43,406       1,364,760     475,866
Accumulated net realized gain/(loss)
  from foreign currency transactions                  -               -               -               -               -           -
Unrealized appreciation/(depreciation) on
  securities and foreign currency transactions             2,542,322       6,980,222       7,992,150       1,088,257
  2,862,166                                   3,722,935

---------------------------------------------------------------------------------------------------------------------------
Net Assets                                  $89,587,754    $ 41,848,521    $ 48,411,932    $ 20,422,092    $ 18,060,500
  $                                         22,531,305

Transactions in Fund Shares:
Shares sold                                   6,413,699       3,786,744       4,851,867       1,997,744         366,547   1,943,015
Reinvested dividends and distributions          229,451               -          25,678               -          44,246           -
Shares repurchased                           (1,788,870)       (557,889)     (3,277,449)        (75,598)       (807,137)   (125,268)

---------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                       4,854,280       3,228,855       1,600,096       1,922,146        (396,344)
Shares outstanding beginning of period        3,228,855               -       1,922,146               -       1,817,747            -

Shares outstanding end of period              8,083,135       3,228,855       3,522,242       1,922,146       1,421,403    1,817,747

Purchases and Sales of Investment Securities:
(excluding Short-Term Securities)
  Purchase of securities                    $57,668,360    $ 43,501,845    $ 46,623,185    $ 18,788,936    $  1,811,710
  $                                         21,171,745
Proceeds from sales of securities             6,949,110      12,029,143      31,909,941         476,790       7,327,255    3,018,727
Purchases of long-term
  U.S. government securities                          -               -               -               -                            -
Proceeds from sales of long-term
  U.S. government securities                          -               -               -               -                            -




  ICON Short-Term                           ICON AsiaICON N. EuropeICON S. Europe
                                            Fixed Income Fund    Region    RegionRegion
        1998            1997i                1998            1997j               1998            1997k         1998            1997l

---------------------------------------------------------------------------------------------------------------------------

$    606,747    $  3,832,274         $   (126,734)   $    (60,266)       $   (161,961)   $    296,544     $   (165,435)    $172,559

     140,233         348,599           (4,111,240)          3,905           2,844,112         139,116        2,486,857       (2,426)

           -               -             (136,339)          5,182            (154,360)       (105,148)         (97,559)       5,843


    (153,305)        159,162           (5,854,264)     (2,088,339)          4,597,488       3,870,951        3,606,232     3,271,044


     593,675       4,340,035          (10,228,577)     (2,139,518)          7,125,279       4,201,463        5,830,095     3,447,020


    (606,747)              -                    -               -            (236,890)              -         (113,918)           -
    (345,113)     (3,832,274)                   -               -            (558,284)              -       (1,038,913)           -

---------------------------------------------------------------------------------------------------------------------------
    (951,860)     (3,832,274)                   -               -            (795,174)              -       (1,152,831)            -

---------------------------------------------------------------------------------------------------------------------------

  49,245,284     421,179,461           23,549,405      64,894,833           6,834,910      50,603,747       15,653,567    20,262,386
     943,107       3,832,274                    -               -             795,174               -        1,152,831             -
(124,599,698)   (344,137,564)         (19,175,130)     (4,476,494)        (15,910,669)     (4,858,545)     (11,502,954)  (2,621,659)

---------------------------------------------------------------------------------------------------------------------------
  (74,411,307)    80,874,171            4,374,275      60,418,339          (8,280,585)     45,745,202        5,303,444    17,640,727

---------------------------------------------------------------------------------------------------------------------------
  (74,769,492)    81,381,932           (5,854,302)     58,278,821          (1,950,480)     49,946,665        9,980,708    21,087,747

---------------------------------------------------------------------------------------------------------------------------

  81,381,932               -           58,278,821               -          49,946,665               -       21,087,747             -

---------------------------------------------------------------------------------------------------------------------------
$  6,612,440    $ 81,381,932         $ 52,424,519    $ 58,278,821        $ 47,996,185    $ 49,946,665         $ 31,068,455
  $21,087,747


$  6,462,867    $ 80,874,171         $ 64,792,615    $ 60,367,161        $ 37,464,618    $ 45,745,202     $ 22,944,170  $ 17,640,727

           -               -         -   (187,000)              -            (102,307)        188,849         (106,794)      188,199

     143,719         348,599           (4,107,335)         (5,183)          2,424,944         246,811        1,445,519      (18,066)

           -               -             (131,157)          5,182            (259,509)       (105,148)         (91,716)        5,843
---------------------------------------------------------------------------------------------------------------------------

      5,854     159,162   (7,942,604)      (2,088,339)       8,468,439    3,870,951      6,877,276        3,271,044

---------------------------------------------------------------------------------------------------------------------------
$  6,612,440    $ 81,381,932         $ 52,424,519    $ 58,278,821        $ 47,996,185    $ 49,946,665     $ 31,068,455  $21,087,747


   4,944,702      42,129,480            2,692,093       6,291,111             610,274       4,976,379        1,242,329    2,017,133
      95,566         382,921                    -               -              72,619               -          101,037             -
---------------------------------------------------------------------------------------------------------------------------
  (12,476,825)      (34,395,478)      (2,243,475)        (427,595)       (1,411,208)     (459,716)          (927,410)    (245,383)

---------------------------------------------------------------------------------------------------------------------------
  (7,436,557)      8,116,923              448,618       5,863,516            (728,315)      4,516,663          415,956     1,771,750

---------------------------------------------------------------------------------------------------------------------------
   8,116,923               -            5,863,516               -           4,516,663               -         1,771,750        -

     680,366       8,116,923            6,312,134       5,863,516           3,788,348       4,516,663         2,187,706   1,771,750



$          -    $          -         $ 17,007,313    $ 57,365,313        $ 14,137,382    $ 48,595,889      $ 11,562,562
$ 20,714,592
           -               -           13,101,280               -          23,423,562       4,951,697        10,259,410  1,124,737

$ 30,966,628    $145,207,871                    -               -                   -               -             -               -

  31,051,120     130,393,164                    -               -                   -               -             -               -

                                   ICON FUNDS



                              Financial Highlights



For a share outstanding throughout each fiscal year or period as indicated


---------------------------------------------------------------------------------------------------------------------------
                                               ICON Basic                        ICON Consumer
                                             Materials Fund                     Cyclicals Fund
                                             1998              1997a            1998             1997b

---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $        10.90    $       10.00     $       10.96   $        10.00
Income from investment operations
   Net investment income                    (0.01)            (0.01)            (0.02)          (0.01)
Net gains or (losses) on securities
   (both realized and unrealized)           (2.30)             0.91              0.20            0.97

---------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (2.31)             0.90              0.18            0.96
Less dividends and distributions
   Dividends (from net investment income)             -                -                 -                -
   Dividend (from net realized gain)        (0.26)                -                -                -

---------------------------------------------------------------------------------------------------------------------------
Total distributions                         (0.26)                -                -                -

---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $        8.33     $       10.90    $        11.14    $      10.96

---------------------------------------------------------------------------------------------------------------------------
Total Return                               (20.81%)            9.00%             1.64%           9.60%
Net assets, end of period (in thousands)        $     28,108      $    50,251      $     41,243     $     20,916
Average net assets for the period
   (in thousands)                   $      30,102     $      45,001    $      26,377     $     19,876
Ratio of expenses to average net assets*              1.45%            1.45%             1.44%            1.89%
Ratio of net investment income to
   average net assets*                      (0.02%)           (0.24%)           (0.33%)         (0.67%)
Portfolio turnover rate                     24.81%            32.35%            41.18%           0.00%
Average commission rate per share   $      0.0481     $      0.0505    $      0.0462     $     0.0308



The accompanying notes are an integral part of the financial statements a For the period May 5, 1997 (commencement of operations) to September 30, 1997 b For the period July 9, 1997 (commencement of operations) to September 30, 1997 c For the period July 1, 1997 (commencement of operations) to September 30, 1997 d For the period February 24, 1997 (commencement of operations) to September 30, 1997 e For the period May 9, 1997 (commencement of operations) to September 30, 1997 m For the period November 5, 1997 (commencement of operations) to March 31, 1998 + For the period ended March 31, 1998 * Annualized


                    ICON Energy ICON Financial       ICON Healthcare   ICON Leisure
                       Fundm     Services Fund       Fund     Fund
          1998             1997              1998             1997c             1998             1997d             1998       1997e

---------------------------------------------------------------------------------------------------------------------------
$        10.00    $           -     $       10.51    $      $10.00     $       11.78    $       10.00     $       11.35 $     10.00
          0.03                -                 -              0.01            (0.04)            (0.04)           (0.01)      (0.01)

         (0.70)               -              1.48              0.50             1.43              1.82             1.34        1.36

---------------------------------------------------------------------------------------------------------------------------
         (0.67)               -              1.48              0.51             1.39              1.78             1.33         1.35

             -                -             (0.01)               -             (0.76)               -                 -          -

             -                -             (0.03)               -                 -                -             (0.03)         -

---------------------------------------------------------------------------------------------------------------------------
             -                -             (0.04)               -             (0.76)               -             (0.03)          -

---------------------------------------------------------------------------------------------------------------------------
$         9.33    $           -     $       11.95    $       10.51     $       12.41    $       11.78     $       12.65  $    11.35

---------------------------------------------------------------------------------------------------------------------------
         (6.70%)              -             14.19%             5.10%           13.07%            17.80%           11.78%      13.50%

$       19,337    $           -     $      28,854    $      32,237     $      57,332    $      77,307     $      83,528  $    66,608

$       16,359    $           -     $      30,226    $      29,803     $      70,648    $      59,164     $      78,200
$       45,444
          1.45%               -              1.45%             1.70%            1.45%             1.45%            1.44%       1.48%

          0.70%               -              0.34%             0.12%           (0.64%)           (0.80%)          (0.11%)    (0.36%)
          0.00%               -             53.45%             0.00%           36.02%            71.81%           11.70%       2.52%
$       0.0329    $           -     $      0.0464    $      0.0418     $      0.0504    $      0.0490     $      0.0494
   $    0.0457


An Explanation of the Financial Highlights
This schedule provides an analysis of the items that affected the Fund's net asset value, on a per share basis. Since this is the first year for the Funds there is no past year information. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover. The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period. Also included in this schedule are the Fund's expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year. The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Fund's portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period. The last item is the average commission rate per share. This number is arrived at by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased. Due to the method of paying for securities (percentage points on principal) in certain foreign markets, the average commission rate per share may not be as useful a measure in those markets.

Financial Highlights


For a share outstanding throughout each fiscal year or period as indicated


---------------------------------------------------------------------------------------------------------------------------
                                            ICON Technology                    ICON Telecomm &                  ICON Transportation
                                                 Fund                          Utilities Fund                          Fund
                                             1998             1997f             1998             1997g             1998        1997h

---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $        12.96    $       10.00   $         10.63   $        10.00   $12.40  $   10.00
Income from investment operations
   Net investment income                    (0.06)            (0.05)           0.11              0.06             0.00         0.00
Net gains or (losses ) on securities
   (both realized and unrealized)           (1.43)             3.01            3.05              0.57             0.56         2.40

---------------------------------------------------------------------------------------------------------------------------
Total from investment operations            (1.49)             2.96            3.16              0.63             0.56          2.40
Less dividends and distributions
   Dividends (from net investment income)             -                -                (0.04)            -                   (0.01)
   -
   Dividend (from net realized gain)        (0.39)                -           (0.01)               -             (0.24)           -

---------------------------------------------------------------------------------------------------------------------------
Total distributions                         (0.39)                -           (0.05)               -             (0.25)           -

---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period      $       11.08     $       12.96    $      13.74     $       10.63     $      12.71        12.40

---------------------------------------------------------------------------------------------------------------------------
Total Return                               (11.08%)           29.60%          29.82%             6.30%            4.81%       24.00%
Net assets, end of period (in thousands $     89,588      $    41,849     $     48,412     $      20,422          18,060   $  22,531
Average net assets for the period
   (in thousands)                      $      66,822     $      29,766    $     46,433     $     19,230      $     20,734  $  19,459
Ratio of expenses to average net assets*              1.44%            1.47%            1.45%             1.91%
   1.45%                                     1.61%
Ratio of net investment income to
   average net assets*                      (1.04%)           (0.88%)          1.97%             1.62%            0.07%      (0.04%)
Portfolio turnover rate                     10.77%            44.57%          73.36%             2.55%            9.30%       15.97%
Average commission rate per share   $      0.0493     $      0.0489    $     0.0389      $    0.0313      $     0.0472     $ 0.0489



The accompanying notes are an integral part of the financial statements f For the period February 19, 1997 (commencement of operations) to September 30, 1997 g For the period July 9, 1997 (commencement of operations) to September 30, 1997 h For the period May 9, 1997 (commencement of operations) to September 30, 1997 i For the period February 7, 1997 (commencement of operations) to September 30, 1997 j For the period February 25, 1997 (commencement of operations) to September 30, 1997 k For the period February 18, 1997 (commencement of operations) to September 30, 1997 l For the period February 20, 1997 (commencement of operations) to September 30, 1997 + For the period ended March 31, 1998 * Annualized



                  ICON Short-Term  ICON Asia         ICON N. Europe    ICON S. Europe
                 Fixed Income FundRegion Fund        Region Fund       Region Fund
          1998             1997i             1998             1997j             1998             1997k             1998       1997l

---------------------------------------------------------------------------------------------------------------------------
$        10.03    $        10.00    $        9.94    $        10.00    $       11.06    $        10.00    $       11.90       10.00

          0.23              0.47            (0.02)            (0.01)           (0.04)             0.07            (0.08)       0.10

         (0.18)             0.03            (1.61)            (0.05)            1.84              0.99             3.00        1.80

---------------------------------------------------------------------------------------------------------------------------
          0.05              0.50            (1.63)            (0.06)            1.80              1.06             2.92         1.90


         (0.23)            (0.47)               -                -             (0.05)                -            (0.06)          -
         (0.13)               -                 -                -             (0.14)                -            (0.56)          -

---------------------------------------------------------------------------------------------------------------------------
        (0.36)             (0.47)               -                -             (0.19)                -            (0.62)          -

---------------------------------------------------------------------------------------------------------------------------
$         9.72    $        10.03    $        8.31    $         9.94    $       12.67    $        11.06    $       14.20    $   11.90

---------------------------------------------------------------------------------------------------------------------------
          2.70%             3.18%          (16.40%)           (0.60%)          16.57%   $        10.60%   $       26.90%
$        19.00%
$        6,612    $      81,382     $      52,424    $      58,279     $      47,996    $      49,947     $      31,068
$       21,088

$       25,910    $     128,897     $      52,270    $      45,191     $      47,668    $      36,212     $      22,702
$       15,055
          1.09%             1.10%            1.65%             1.66%            1.64%             1.66%            1.64%       1.69%

          4.69%             4.66%           (0.49%)           (0.23%)          (0.68%)            1.34%           (1.46%)      1.92%
        229.82%           297.62%           24.91%             0.00%           29.73%            13.89%           35.24%       7.29%
$            -    $           -     $      0.0047    $      0.0109     $      0.0828    $      0.1169     $      0.0120
   $    0.0109



An Explanation of the Financial Highlights
This schedule provides an analysis of the items that affected the Fund's net asset value, on a per share basis. Since this is the first year for the Funds there is no past year information. This schedule provides the total return, distributions, assets in the Fund, expense ratios and portfolio turnover. The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity is shown in sections that follow. The increase or (decrease) due to investment operations is first, followed by gains or (losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period. Also included in this schedule are the Fund's expense ratios, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year. The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Funds during the reporting period.

The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Fund's portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period. The last item is the average commission rate per share. This number is arrived at by taking the agency commissions paid on equity securities trades and dividing by the number of shares purchased. Due to the method of paying for securities (percentage points on principal) in certain foreign markets, the average commission rate per share may not be as useful a measure in those markets.

                                   ICON FUNDS



                          Notes to Financial Statements



March 31, 1998


1. Organization and Significant Accounting Policies.
The ICON Basic Materials Fund (Basic Materials Fund), ICON Consumer Cyclicals Fund (Consumer Cyclicals Fund), ICON Energy Fund (Energy Fund), ICON Financial Services Fund, (Financial Services Fund) ICON Healthcare Fund (Healthcare Fund), ICON Leisure Fund (Leisure Fund), ICON Technology Fund (Technology Fund), ICON Telecommunication & Utilities Fund (Telecommunication and Utilities Fund), ICON Transportation Fund (Transportation Fund)-(collectively, the Domestic Funds), and ICON North Europe Region Fund (North Europe Fund), ICON South Europe Region Fund (South Europe Fund) and ICON Asia Region Fund (Asia Fund) (collectively, the International Funds) and ICON Short-Term Fixed Income Fund (Short-Term Fixed Income Fund) are series funds (collectively, the Funds) which are part of the ICON Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end, non-diversified management investment company. The Trust has sixteen funds (of which eleven are currently in operations) which invest primarily in securities of companies whose principal business activities fall within specific industries or regions, and one short-term fixed income fund which invests in short-term U.S. Treasury and U.S. Government Agency instruments. Each fund is authorized to issue an unlimited number of no par shares. The investment objective of the domestic and international equity funds is to provide long-term capital appreciation. The investment objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Investment Valuation.
The Portfolio's securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. New York time) each day the Exchange is open. The Portfolio's securities and other assets are valued as follows: securities listed or traded primarily on foreign exchanges, national exchanges and the Nasdaq Stock market are valued at the last sale price as of the close of the Exchange, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the last bid price. Securities that are traded in the over-the-counter market are valued at the last quoted sales price lacking a last sales price a security is valued at it's last bid price. The market value of individual securities held by the Portfolio are determined by using pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees. Short-term securities including demand notes with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate market value. Repurchase Agreements. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. Foreign Currency Translation. The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Income Taxes. The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds. Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are for federal income tax purposes, taxable as ordinary income to shareholders. Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. Investment Income. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Expenses. Most expenses of the Funds can be directly attributed to each specific fund. Expenses which cannot be directly attributed are apportioned between all funds in the Trust. Deferred Organizational Costs. Meridian Investment
Management  Corporation  (MIMCO)  (the  Advisor  to the  Funds)  and  AmeriPrime
Financial Services, Inc. (AmeriPrime) (the Administrator) paid all organizational expenses on behalf of the Funds. These costs will be reimbursed and are being amortized over five years by the Funds. The amortization starts once the Funds have assets and begin investment operations. Investment Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. The Funds may have elements of risk due to concentrated investments in specific industries or in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

2. Fees and Other Transactions with Affiliates.
Investment Advisory Fees
Domestic and International Funds
As the Funds' investment advisor, MIMCO receives a monthly fee that is computed daily at an annual rate of 1.00% of the Domestic and International Fund's average net assets. Short-Term Fixed Income Fund As the fund's investment advisor, MIMCO receives a monthly fee that is computed daily at an annual rate of .65% of the Fund's average net assets. MIMCO, in its capacity as advisor to the Fund, has entered into a sub-advisory agreement with Wellington Management Company, LLP (Wellington) to assist in advising the Fund. MIMCO pays Wellington a fee based upon an annual rate of 0.20% of the fund's first $250 million of average daily net assets, 0.15% on the next $250 million of average daily net assets and 0.125% on average daily net assets over $500 million. The agreement requires a minimum annual fee of $100,000. Transfer Agent, Custody and Accounting Fees. Firstar Trust Company (Firstar) provides custodial services, transfer agent services and fund accounting for the Funds. The Funds pay a fee at an annual rate of 0.15% on the Trust's first $500 million average daily net assets, 0.13% on the next $500 million of average daily net assets, and 0.12% on the balance of average daily net assets. The Funds also pay for various out-of-pocket costs incurred by Firstar that are estimated to be 0.02% of the average daily net assets. The International Funds have also entered into an agreement with Chase Manhattan Bank (Chase) to provide international custodial services. The Funds pay an annual rate of 0.21% of average daily net assets plus an estimated 0.02% of average daily net assets for out-of-pocket costs incurred by Chase. Administrative Services The Funds have entered into an administrative services agreement with AmeriPrime. This agreement provides for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. Related parties Certain officers and directors of MIMCO are also officers and trustees of the Funds.

3. Federal Income Tax.
Net investment income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 1998, are as follows:

Notes to Financial Statements


Fund                     Federal Tax Cost      Unrealized        Unrealized      Net Appreciation
                                              Appreciation     (Depreciation)     (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
ICON Basic Materials Fund      $ 26,697,182      1,817,871       (1,918,032)        100,161
ICON Consumer Cyclicals Fund     39,008,549      4,155,164       (1,874,134)      2,281,030
ICON Energy Fund                 20,631,918        350,508       (1,622,855)     (1,272,347)
ICON Financial Services Fund     26,113,579      4,457,414         (313,134)      4,144,280
ICON Healthcare Fund             47,382,485     10,756,206         (608,154)     10,148,052
ICON Leisure Fund                70,741,232     16,531,434       (3,658,467)     12,872,967
ICON Technology Fund             87,291,311     12,214,141      ($9,671,819)      2,542,322
ICON Telecommunication and
Utilities Fund                   40,448,498      8,076,403          (84,252)      7,992,151
ICON Transportation Fund         15,214,767      3,440,822         (578,657)      2,862,165
ICON Short-Term
Fixed Income Fund                 6,704,760             32              0               32
ICON Asia Region Fund            58,482,908      1,551,217       (9,475,297)      (7,924,080)
ICON North Europe Region Fund    38,806,822      8,987,177         (513,197)       8,473,980
ICON South Europe Region Fund    23,210,081     7,035,558        (147,362)         6,888,196

ICON Asia Region Fund                                               Cost               Value
---------------------------------------------------------------------------------------------------------------------------
Malaysian Ringgit                                               $        700       $       192

ICON North Europe Region Fund                                       Cost               Value
---------------------------------------------------------------------------------------------------------------------------
Norwegian Kroner                                                $      1,843       $       997
Deutsche Marks                                                  $          5       $         5
---------------------------------------------------------------------------------------------------------------------------
Total                                                           $      1,848       $     1,002

ICON South Europe Region Fund                                       Cost               Value
---------------------------------------------------------------------------------------------------------------------------
French Francs                                                   $      6,266       $     1,011
Italian Lira                                                           3,134             1,884
 ...........................................................................................................................
Total                                                           $      9,400       $     2,895